UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
Amendment No. 3

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

Charmed Homes Inc.
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

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(1)	Title of each class of securities to which transaction applies: ________
(2)	Aggregate number of securities to which transaction applies: ________
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction: ____________________
(5)	Total fee paid: ____________________
☐	Fee previously paid with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule, and the date of its filing.
(1)	Amount Previously Paid: ____________________
(2)	Form, Schedule or Registration Statement No.: ____________________
(3)	Filing Party: ____________________
(4)	Date Filed: ____________________

Schedule 14C	3/3/2009

INFORMATION STATEMENT
OF
CHARMED HOMES INC.

60 Mt. Kidd Point SE
Calgary, Alberta T2Z 3C5
Canada

Dated March 4, 2009

THIS INFORMATION STATEMENT IS BEING PROVIDED
TO YOU BY THE BOARD OF DIRECTORS OF
CHARMED HOMES INC.

We are not asking you for a proxy and you are requested not to send us a proxy.

     This Information Statement is being mailed or furnished to the shareholders of Charmed Homes Inc., a Nevada corporation (the "Company"), in connection with the authorization of the corporate actions described below by the Company's Board of Directors by unanimous written consent in lieu of special meeting as of November 21, 2008, and the approval of such corporate actions by the written consent, taken as of November 21, 2008, of those shareholders of the Company entitled to vote at least a majority of the aggregate shares of the Company's common stock, par value $0.00001 per share (the "Common Stock"), outstanding on such date. Shareholders holding in the aggregate 5,000,000 shares of Common Stock or 74.74% of the voting stock outstanding as of November 21, 2008 (the "Consenting Shareholders") approved the corporate actions described below. Accordingly, this Information Statement is furnished solely for the purpose of informing the shareholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of this corporate action before it takes effect.

     The Board and Consenting Shareholders have approved (1) the Company's Amendment to its Articles of Incorporation, a copy of which is attached hereto as Appendix A (the "Amended Articles"), to change the Company's name to "Iveda Corporation" and (2) a reverse split of the Corporation's common stock whereby each two shares of issued and outstanding common stock as of December 5, 2008 shall be exchanged for one share of common stock.

     Following the expiration of the twenty day (20) period mandated by Rule 14c-2(b), the Company will file the Amended Articles with the Nevada Secretary of State and the reverse split will take effect. The Company will not file the Amended Articles or effect the reverse split until at least twenty (20) days after the filing and mailing of this Information Statement to its shareholders. The Amended Articles will become effective when they are filed with the Nevada Secretary of State.

     The Company will bear the entire cost of furnishing this Information Statement. It will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Company's common stock held of record by them.

     The Board has fixed the close of business on November 21, 2008 as the record date for the determination of shareholders who are entitled to receive this Information Statement. There were 6,690,000 shares of Common Stock issued and outstanding on the record date. The Company anticipates that this Information Statement will be mailed on or about __________, 2009 to all shareholders of record as of the record date.

Schedule 14C	3/3/2009

APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION

Description of the Amended Articles and Reasons for the Amendment

     The Amended Articles make one change to the Company's Articles of Incorporation – the change of the Company's name to "Iveda Corporation." The primary reason for the proposed name change was to comply with the terms of the Corporation's Merger Agreement (the "Merger Agreement"), dated January 8, 2009 with IntelaSight, Inc., a Washington corporation dba Iveda Solutions ("Iveda"), Charmed Homes Subsidiary, Inc., a Nevada corporation and a wholly owned subsidiary of the Company ("Merger Sub"), and two major Company shareholders. A copy of the Merger Agreement is attached to this Information Statement as Appendix B.

     Under the Merger Agreement, the Company and Iveda have agreed, subject to the satisfaction or waiver of the closing conditions set forth in the Merger Agreement, to engage in a merger (the "Merger") whereby the Merger Sub will merge with and into Iveda, and as a result Iveda will become a wholly-owned subsidiary of the Company. As part of the Merger, Iveda's stock and derivative securities will be exchanged for stock and derivative securities of the Company at a ratio of one share of the Company's common stock for each one share held in Iveda immediately prior to the Merger closing.

     Iveda provides remote video monitoring services and currently has clients in Arizona and California. The Company offers a proactive security solution using network cameras, a real-time Internet-based surveillance system, and a remote monitoring facility with trained intervention specialists. Based in Mesa, Arizona, Iveda's core monitoring service offers private and public entities what management believes to be a more affordable, reliable, and effective security solution than either security guards or closed circuit television on-site monitoring.

     Prior to the Merger, the Company will engage in a 2 for 1 reverse split to reduce the number of outstanding shares of its common stock, and the two major shareholders of the Company will sell 5 million pre-reverse split shares of the Company's common stock to Iveda.

     The parties have until March 31, 2009 to close the proposed Merger, at which time either party may terminate the Merger Agreement. The Merger Agreement may also be terminated in the event it fails to receive the approval of holders of a majority of the outstanding Iveda voting stock when submitted to the shareholders for approval, or if greater than 1% of the outstanding Iveda voting stock dissents from the Merger.

     Following the Merger, the Merger Sub will cease to exist, and Iveda will be a direct, wholly-owned subsidiary of the Company. The Company's current officers and directors will resign as of the closing, and the directors of the Company will be David Ly, Greg Omi, Jody Bisson, and one additional director to be appointed by Iveda and the officers of the Company will be David Ly, President and CEO, Bob Brilon, CFO and Treasurer, and Luz Berg, Secretary and Senior VP of Operations & Marketing – each of these individuals is a current officer and/or director of Iveda. The closing will not occur until the Company and Iveda file Articles of Merger with the States of Washington and Nevada, which will not occur until after the approval of the Iveda shareholders has been obtained and following applicable waiting periods required by SEC regulations (for the reverse split and name change of the Company) and Washington law (as Iveda intends to solicit consents in lieu of holding a special meeting of its shareholders to approve the Merger).

     As part of the Merger, the Corporation has agreed to change its name to "Iveda Corporation" and the Amended Articles will accomplish this. The Corporation intends to wait until the closing of the Merger to file the Amended Articles, and in the event the Merger does not close, the Corporation will keep its existing name.

     After the filing of the Amended Articles with the Secretary of State of the State of Nevada, the Company will cease use of the name Charmed Homes Inc. The Company will then use the name Iveda Corporation.

Schedule 14C	2	3/3/2009

Vote Required

     NRS 78.390 provides that every amendment to the Company's Articles of Incorporation shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of shareholders entitled to vote on any such amendment. Under the Company's Articles of Incorporation and Bylaws now in effect, an affirmative vote by shareholders holding shares entitling them to exercise at least a majority of the voting power is sufficient to amend the Company's Articles of Incorporation. NRS 78.320 provides that, unless otherwise provided in the Company's Articles of Incorporation or the Bylaws, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by shareholders holding the voting power required to take such action at a meeting. The Company's Articles of Incorporation and Bylaws permit the taking of action by written consent. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the amendment described herein as early as possible in order to accomplish the purposes described above, the Company's Board of Directors voted to utilize the written consent of the holders of a majority of the Company's voting stock. NRS 78.320 provides that in no instance where action is authorized by written consent need a meeting of shareholders be called or notice given.

     Pursuant to NRS 78.385, NRS 78.390 and the Company's current Articles and Bylaws, the affirmative vote of the holders of a majority of the Company's outstanding voting stock is sufficient to amend the Company's Articles of Incorporation as described above, which vote has been obtained by written consent of the Consenting Shareholders.

Effective Date

     Under applicable federal securities laws, the Amended Articles cannot be effective until at least 20 calendar days after this Information Statement is distributed to the Company's shareholders. The Amended Articles will become effective upon filing with the Secretary of State of Nevada. It is anticipated that the foregoing will take place 20 calendar days after this Information Statement is mailed to the Company's shareholders, subject to change to a later date based on when the Merger closes.

Dissenters' Rights of Appraisal

     The Nevada Revised Statutes do not provide for appraisal rights in connection with the above-described amendment to the Company's Articles of Incorporation.

APPROVAL OF THE REVERSE STOCK SPLIT

General

     The Board of Directors and Consenting Shareholders have approved a reverse stock split of our common stock at a ratio of one-for-two. Pursuant to the reverse split, each outstanding two shares of common stock will be combined into and become one share of common stock, without any change in the number of authorized shares of our common stock.

     As of December 5, 2008, we had 6,690,000 shares of common stock issued and outstanding. Based on the number of shares of our common stock issued and outstanding as of December 5, 2008 (the record date for the reverse split under applicable Nevada law), immediately following the completion of the reverse stock split, we would have 3,345,000 shares of common stock issued and outstanding.

Purpose of the Reverse Split

     The primary purpose for effecting the reverse split is to comply with the terms of the proposed Merger as described above.

Schedule 14C	3	3/3/2009

     However, even in the event that the Merger does not occur, the Board believes that the reverse split is in the best interests of the Company and its shareholders, as it will provide additional flexibility for any future merger, exchange or acquisition. A reverse stock split may also have a favorable effect on the trading price of our common stock on the OTC Bulletin Board.

     In evaluating whether or not to authorize the reverse split, in addition to the considerations described above, the Board of Directors also took into account various negative factors associated with a reverse stock split. These factors include:

  the negative perception of reverse stock splits held by some investors, analysts and other stock market participants;

  the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels;

  the adverse effect on liquidity that might be caused by a reduced number of shares outstanding; and

  the costs associated with implementing a reverse stock split.

     Shareholders should recognize that if a reverse stock split is effected, they will own a fewer number of shares than they currently own (a number equal to the number of shares owned immediately prior to the reverse stock split divided by two). The reverse stock split may not increase the per share price of our common stock in proportion to the reduction in the number of shares of our common stock outstanding or result in a permanent increase in the per share price (which depends on many factors, including our performance, prospects and other factors that may be unrelated to the number of shares outstanding).

     If the per share price of our common stock declines following the reverse split, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split. In addition, the reverse stock split will likely increase the number of shareholders who own odd lots (less than 100 shares). Shareholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales.

     The Board of Directors considered all of the foregoing factors, and determined that the reverse stock split is in the best interest of the Company and its shareholders.

Principal Effects of the Reverse Split

General

     Our common stock is currently registered under the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The reverse stock split will not affect the registration of our common stock under the Exchange Act.

Number of Shares of Common Stock and Corporate Matters

     When implemented, the reverse split will have the following effects on the number of shares of common stock:

  each two shares of our common stock owned by a shareholder immediately prior to the reverse stock split would become one share of common stock after the reverse stock split;

  the number of shares of our common stock issued and outstanding would be reduced from 6,690,000 shares to 3,345,000 shares; and

  the number of authorized shares of our common stock would remain at 200 million shares.

Schedule 14C	4	3/3/2009

     After effectuating the reverse split, we will have approximately 196,655,000 shares of authorized but unissued shares of common stock. The authorized and unissued and unreserved shares would be available from time to time for corporate purposes including issuances upon the closing of the Merger, raising additional capital by means of sales of stock or securities convertible into common stock, acquisitions of companies or assets, or other strategic transactions. If we issue additional shares, the ownership interests of holders of our common stock may be diluted.

     The reverse stock split will affect all of our common shareholders uniformly and will not change the proportionate equity interests of our common shareholders, nor will the respective voting rights and other rights of shareholders be altered.

Fractional Shares

     If the reverse stock split results in some shareholders receiving fractional shares, fractional shares will be issued. The Company will not make any cash payments in lieu of the issuance of fractional shares.

Effect on Shares Held in Street Name

     We intend to treat shareholders holding our common stock in "street name," through a bank, broker, or other nominee, in the same manner as registered shareholders whose shares are registered in their names when effecting the reverse stock split. Banks, brokers, or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding our common stock in "street name." However, these banks, brokers, or other nominees may have different procedures than registered shareholders for processing the reverse stock split. If you hold your shares with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your nominee.

Effect on Registered "Book-Entry" Shareholders

     Our registered shareholders may hold some or all of their shares electronically in book-entry form. These shareholders will not have share certificates evidencing their ownership of our common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

  If you hold registered shares in a book-entry form, you do not need to take any action to receive your post-reverse stock split shares.

  If you are entitled to post-reverse stock split shares, a transaction statement will automatically be sent to your address of record indicating the number of shares you hold.

Effect on Registered Certificated Shares

     Some registered shareholders hold all their shares in certificate form or a combination of certificate and book-entry form. If any of your shares are held in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective date of the reverse stock split. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your pre-reverse stock split shares to the transfer agent. Upon receipt of your share certificate, you will be issued the appropriate number of shares electronically in book-entry form. No new shares in book-entry form will be issued to you until you surrender your outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the transfer agent. At any time after receipt of your statement reflecting the number of shares registered in your book-entry account, you may request a share certificate representing your ownership interest.

Accounting Matters

     The reverse stock split will not affect the par value of the Company's common stock. As a result, the stated capital attributable to the Company's common stock on the Company's balance sheet will be reduced proportionately based on the reverse stock split ratio, and the additional paid-in capital account will be credited

Schedule 14C	5	3/3/2009

with the amount by which the stated capital is reduced. Prior periods' per share net income or loss and net book value amounts will be restated because there will be fewer shares of our common stock outstanding.

Potential Anti-Takeover Effect

     The proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect. For example, the issuance of a large block of common stock could dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company. However, the reverse stock split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of common stock or obtain control of the Company, other than the proposed Merger.

Procedure for Effecting Exchange of Stock Certificates

     The Company's transfer agent, Securities Transfer Corporation, will act as exchange agent for purposes of implementing the exchange of stock certificates or updating ownership amounts, the latter for those "book entry" shareholders, and is referred to as the "exchange agent." As soon as practicable after the effective time of the reverse split, a letter of transmittal will be sent to shareholders of record as of December 5, 2008 for purposes of surrendering to the exchange agent certificates representing pre-reverse stock split shares in exchange for certificates representing post-reverse stock split shares in accordance with the procedures set forth in the letter of transmittal. No new certificates will be issued to a shareholder until such shareholder has surrendered such shareholder's outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. From and after the effective time, any certificates formerly representing pre-reverse stock split shares which are submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will be exchanged for certificates representing post-reverse stock split shares. SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO. For shareholders who hold registered shares in a book-entry form, at the effective time, the transfer agent will update your ownership amounts on our books and a transaction statement will automatically be sent to your address of record indicating the number of shares you hold. No action need be taken to receive your post-reverse stock split shares.

No Appraisal Rights

     Under the laws of Nevada, shareholders will not be entitled to exercise appraisal rights in connection with the reverse stock split.

United States Federal Income Tax Consequences

IN ACCORDANCE WITH 31 C.F.R. § 10.35(B)(5), THE DISCUSSION OF THE TAX ASPECTS PROVIDED HEREIN HAS NOT BEEN PREPARED, AND MAY NOT BE RELIED UPON BY ANY PERSON, FOR PROTECTION AGAINST ANY FEDERAL TAX PENALTY. EACH SHAREHOLDER SHOULD SEEK ADVICE BASED ON THE PROSPECTIVE SHAREHOLDER'S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

     The following is a summary of the material United States federal income tax consequences of the reverse stock split applicable to beneficial holders of shares of our common stock. This summary addresses only such shareholders who hold their pre-reverse stock split shares as capital assets and will hold the post-reverse stock split shares as capital assets. This discussion does not address all United States federal income tax considerations that may be relevant to particular shareholders in light of their individual circumstances or to shareholders that are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, and foreign shareholders. The following summary is based upon the provisions of the Internal Revenue Code of 1986, as amended, applicable Treasury Regulations thereunder, judicial decisions and current administrative rulings, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Tax consequences under state, local, foreign, and other laws are not addressed herein. Each shareholder should consult its tax advisor as to the particular facts and circumstances which may be unique to such shareholder and

Schedule 14C	6	3/3/2009

also as to any estate, gift, state, local or foreign tax considerations arising out of the reverse stock split. The Company has not and will not seek a ruling from the Internal Revenue Service regarding the United States federal income tax consequences of the reverse split. Therefore, the income tax consequences discussed below are not binding on the Internal Revenue Service and there can be no assurance that such income tax consequences, if challenged, would be sustained.

     Subject to the statements made above, the United States federal income tax consequences of the reverse stock split may be summarized as follows:

  The reverse stock split would qualify as a tax-free recapitalization under the Internal Revenue Code. Accordingly, a shareholder will not recognize any gain or loss for United States federal income tax purposes as a result of the receipt of the post-reverse stock split common stock pursuant to the reverse stock split.

  The shares of post-reverse stock split common stock in the hands of a shareholder will have an aggregate basis for computing gain or loss on a subsequent disposition equal to the aggregate basis of the shares of pre-reverse split common stock held by the shareholder immediately prior to the reverse stock split.

  A shareholder's holding period for the post-reverse stock split common stock will include the holding period of the pre-reverse split common stock exchanged.

Vote Required

     NRS 78.2055 provides that any decrease in the number of issued and outstanding shares of stock without a corresponding decrease in the number of authorized shares of stock shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of shareholders entitled to vote on any such amendment. Under the Company's Articles of Incorporation and Bylaws now in effect, an affirmative vote by shareholders holding shares entitling them to exercise at least a majority of the voting power is sufficient to approve the reverse stock split. NRS 78.320 provides that, unless otherwise provided in the Company's Articles of Incorporation or the Bylaws, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by shareholders holding the voting power required to take such action at a meeting. The Company's Articles of Incorporation and Bylaws permit the taking of action by written consent. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the reverse stock split described herein as early as possible in order to accomplish the purposes described above, the Company's Board of Directors voted to utilize the written consent of the holders of a majority of the Company's voting stock. NRS 78.320 provides that in no instance where action is authorized by written consent need a meeting of shareholders be called or notice given.

     Pursuant to NRS 78.2055 and the Company's current Articles and Bylaws, the affirmative vote of the holders of a majority of the Company's outstanding voting stock is sufficient to approve the reverse stock split as described above, which vote has been obtained by written consent of the Consenting Shareholders.

Effective Date

     Under applicable federal securities laws, the reverse split cannot be effective until at least 20 calendar days after this Information Statement is distributed to the Company's shareholders.

Schedule 14C	7	3/3/2009

INFORMATION ABOUT THE MERGER

Summary of the Material Terms of the Merger

     The most material terms of the proposed Merger are as follows:

  Iveda provides remote video monitoring services and currently has clients in Arizona and California. The Company previously developed a single residential property in Calgary, Alberta, Canada, which was sold in the summer of 2008. See "Summary of the Terms of the Merger - Parties to the Merger" on page 9 and "Information About the Company" on page 21 below.

  The Merger Sub, a wholly-owned subsidiary of the Company, will merge with and into Iveda, resulting in Iveda becoming a wholly-owned subsidiary of the Company. See "Description of the Merger – General Terms of the Transaction" on page 11 below.

  The former shareholders of Iveda will receive a number of shares of the Company's common stock such that they will own not less than 90% of the Company's common stock post-Merger.
  The former option and warrant holders of Iveda will also receive replacement options andwarrants to purchase shares of the Company's common stock with substantially equivalent valueto Iveda's outstanding options and warrants. See "Description of the Merger – General Terms ofthe Transaction" on page 11 below.

  The consummation of the Merger is subject to: (i) Iveda shareholder approval of the transactions contemplated by the Merger Agreement, with the number of dissenting shares not exceeding 1% of Iveda's outstanding stock; (ii) Company shareholder approval of the above-described reverse split and the above-described amendment to the Company's articles of incorporation to change the Company's name; (iii) the sale by Ian Quinn and Kevin Liggins of 5 million pre-reverse split shares of the Company's common stock to Iveda; (iv) the adoption by the Company's Board of a stock option plan substantially similar to Iveda's existing stock option plan and the authorization by the Company's Board of warrants to purchase Company stock with substantially similar terms as the Iveda warrants. See "Description of the Merger – Summary of Principal Conditions to Completing the Merger" on page 16 below.

  The Merger Agreement contains representations and warranties made by Iveda, the Company, the Merger Sub, and Ian Quinn and Kevin Liggins, the Company's principal shareholders. Iveda, the Company and the Merger Sub also make certain covenants relating to the conduct of their respective businesses between the time the Merger Agreement was signed and the closing of the Merger, including providing the other parties with access to their records. See "Description of the Merger – Representations and Warranties" on page 13, "Description of the Merger – Conduct of Iveda's Business Before Completion of the Merger" on page 15, and "Description of the Merger – Conduct of Charmed's Business Before Completion of the Merger" on page 16 below.

  The Board of Directors of the Company following the Merger will consist of four directors selected by Iveda. The officers of the Company following the Merger will also be selected by Iveda. See "Description of the Merger – Directors and Executive Officers of Charmed Following the Merger" on page 18 below.

Summary of the Terms of the Merger

The Merger and the Merger Agreement

     Iveda and Charmed have agreed to combine their companies under the terms of a Merger Agreement between the companies. A copy of the Merger Agreement is attached to this Information Statement as Appendix B. Under the terms of the Merger Agreement, the Merger Sub, a wholly-owned subsidiary of Charmed, will merge with and into Iveda, and Iveda will be the surviving entity and a wholly-owned subsidiary of Charmed. Upon completion of the Merger, holders of Iveda common stock will be entitled to receive one share of Charmed common stock for each share of Iveda common stock they hold at that time. Holders of options or warrants to

Schedule 14C	8	3/3/2009

purchase Iveda common stock will be issued an option or warrant to purchase one share of Charmed common stock in exchange for the cancellation of each option or warrant to purchase one share of Iveda common stock owned by the option and warrant holders.

     Charmed shareholders will continue to own their existing shares of Charmed common stock after the Merger. It is a condition to the Merger that (i) Ian Quinn and Kevin Liggins, Charmed's major shareholders, officers and directors, sell 5,000,000 shares of their pre-reverse split Charmed common stock to Iveda, resulting in approximately 1,690,000 shares of common stock remaining outstanding; and (ii) Charmed complete a reverse stock split, which will result in every two shares of common stock being combined into one share of common stock, resulting in Charmed's shareholders owning approximately 845,000 shares of common stock of the post-Merger company. Charmed's common stock is listed solely on the Over-the-Counter Bulletin Board as of the date of this Information Statement, a market with very limited liquidity and minimal listing standards. Charmed and its counsel have advised Iveda and its counsel that no vote of the Charmed shareholders is required to approve the merger, but Charmed has already obtained the approval of its shareholders for the reverse stock split as described above.

Parties to the Merger

Iveda

     IntelaSight, Inc. was incorporated in Washington in January 2005, and began operations at that time. It conducts business under the name Iveda Solutions.

     Iveda provides remote video monitoring services and currently has clients in Arizona and California. Iveda offers a proactive security solution using network cameras, a real-time Internet-based surveillance system, and a remote monitoring facility with trained intervention specialists. Based in Mesa, Arizona, Iveda's core monitoring service offers private and public entities what management believes to be a more affordable, reliable, and effective security solution than either security guards or closed circuit television ("CCTV") on-site monitoring. Iveda has provided security solutions to 27 customers, with over 248 cameras installed, 75 of which are being monitored and 4 hosted by Iveda in 15 properties, as of the date of this Information Statement.

     Iveda has recently opened its reseller distribution channel. Without active solicitation, Iveda has already signed a net eight resellers and six independent agents in 2008 and expects to partner with more in 2009. These resellers and agents will assist Iveda in its marketing and customer service activities.

     Management projects a 3-year window of opportunity to get a first mover's advantage in the real-time video surveillance market. Management believes that Iveda remains the only company providing real-time video surveillance in the United States as of the date of this Information Statement. Integrators and central monitoring companies, Iveda's closest competitors, provide monitoring services based on electronic alarm triggers which generate a response time of often 6-10 minutes or more. Iveda's real-time monitoring provides immediate response capabilities. Iveda has already received local publicity for stopping crimes in progress. Since January 2005, Iveda has raised approximately $3.2 million, which has been used to initiate and fund operations. As Iveda has high fixed capital and operating costs that can be moderated only through increases in its customer monitoring services, Iveda needs to continue to raise capital to increase its marketing budget and obtain significant additional customers to offset its fixed costs.

      Financial statements for Iveda are attached as Appendix C to this Information Statement.

Charmed Homes Inc.

     Charmed previously engaged in the construction and marketing of custom homes in the Calgary area in Alberta, Canada. During 2008, Charmed completed construction of its first such home and sold this home. Due to downturns in the housing market in Calgary and a lack of available funding, Charmed decided to cease operations following the sale of this single home.

     Charmed was organized under Nevada law in 2006, its executive offices are located at 60 Mt. Kidd Point SE, Calgary, Alberta, Canada T2Z 3C5 and its telephone number is (403) 831-2202. Charmed has no operations as of the date of this Information Statement.

Schedule 14C	9	3/3/2009

Recommendation of the Charmed Board of Directors

     After careful consideration, the Charmed Board of Directors unanimously determined that the Merger is advisable, and is fair to and in the best interests of Charmed and its shareholders, and unanimously approved the Merger Agreement.

Directors and Executive Officers of Charmed Following the Merger

     Following the Merger, the directors of Charmed will be David Ly (Chairman), Greg Omi, Jody Bisson and one additional director that will be appointed by Mr. Ly, Mr. Omi and Ms. Bisson. The executive officers will be David Ly, President and Chief Executive Officer, Bob Brilon, Treasurer and Chief Financial Officer, and Luz Berg, Secretary and Senior VP of Operations & Marketing.

What is Needed to Complete the Merger?

     Several conditions must be satisfied or waived before we complete the Merger, including those summarized below:

  the sale of 5 million pre-reverse split Charmed shares to Iveda by Ian Quinn and Kevin Liggins;

  completion of a 1:2 reverse stock split by Charmed;

  filing of all required tax returns by Charmed;

  Charmed must have no liabilities and no assets;

  adoption of a stock option plan by Charmed that is substantially similar to the existing Iveda option plan and authorization of warrants by Charmed with substantially similar terms to the existing Iveda warrants; and

  Charmed and its officers and directors must be current on all required filings with the SEC.

Iveda is Prohibited from Soliciting Other Offers

     The Merger Agreement contains provisions that prohibit Iveda from taking any action to solicit, initiate or encourage any other person to acquire a controlling interest in Iveda or substantially all of its assets.

Iveda and Charmed May Terminate the Merger Agreement Under Specified Circumstances

     Under circumstances specified in the Merger Agreement, either Iveda or Charmed may terminate the Merger Agreement if:

  the Merger is not completed by March 31, 2009;

  the required approval of the Iveda shareholders is not obtained or the number of dissenting shares exceeds 1% of Iveda's total outstanding shares;

  the other party breaches any material representations, warranties or covenants in the Merger Agreement, and breach is not cured in 30 days after notice; or such that its conditions to completion of the Merger regarding representations, warranties or covenants can not be satisfied; or

  both the Board of Iveda and the Board of Charmed consent to termination.

Tax Treatment of the Merger

     The Merger of Charmed Homes Subsidiary, Inc. with and into Iveda pursuant to which the shareholders of Iveda will exchange their shares for shares of Charmed will, under current law, constitute a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a tax-free reorganization under Section 368(a) of the Code, no gain or loss will be recognized by holders of Iveda shares as a result of the exchange of such shares for Charmed shares pursuant to the Merger, except that gain or loss will be recognized on the receipt of cash, if any, received in lieu of fractional shares. Neither Iveda nor Charmed will recognize gain or loss as a result of the Merger.

Schedule 14C	10	3/3/2009

Accounting Treatment of the Merger

     Following the guidance of the United States Securities and Exchange Commission (SEC) Training Manual, 2000 Ed. (Division of Corporation Finance) Accounting Disclosure Rules and Practices, 2000 Edition, the merger will be accounted for by a recapitalization of equity.

Description of the Merger –

     The following is a description of the material aspects of the Merger, including the Merger Agreement. While we believe that the following description covers the material terms of the Merger, the description may not contain all of the information that is important to you. We encourage you to read carefully this entire Information Statement, and the attached Merger Agreement, for a more complete understanding of the Merger.

General Terms of the Transaction

     On January 8, 2009, IntelaSight, Inc., Charmed Homes Inc., Charmed Homes Subsidiary, Inc. (the "Merging Companies"), and certain major shareholders of Charmed Homes Inc. signed the Merger Agreement. In general, the Merger Agreement will result in Iveda shareholders becoming shareholders of Charmed (holding approximately ninety-one percent (91%) of the total of approximately 11.4 million Charmed shares of common stock outstanding after completion of the Merger, not including the 2.5 million post-reverse split Charmed shares that will be owned by Iveda following the sale by Quinn and Liggins). The Merger Agreement will also result in the holders of options and warrants to purchase Iveda common stock becoming holders of options and warrants to purchase Charmed common stock. The continuing Charmed shareholders will hold 845,000 shares of Charmed common stock or approximately 9% of the Charmed common stock outstanding after the Merger. Following the Merger, holders of all Iveda securities combined, on a fully diluted basis, will own approximately 93% of the outstanding securities of Charmed. All of the share numbers in this paragraph may change if Iveda sells securities after the date of the Merger Agreement, which may occur.

     When the Merger is completed, IntelaSight, Inc. will become a wholly-owned subsidiary of Charmed, and will continue its operations as a Washington corporation. Charmed will change its name to Iveda Corporation, a Nevada corporation, and will act as a holding corporation for IntelaSight, Inc.

     The securities to be issued in connection with the Merger have not been registered under the Act and their resale will be restricted. The securities to be issued will be "restricted securities," as that term is defined in Rule 144 promulgated under the Act, and may not be sold or transferred without an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of Charmed.

Background and Reasons for the Offer and Subsequent Merger

     Charmed has recently discontinued its homebuilding operations in Canada, and the Board of Directors and major shareholders of Charmed decided to begin looking for a company to merge with Charmed as a way to provide shareholders with a possible way to recover a portion of their equity investment in Charmed. At the same time, the Iveda Board of Directors began investigating ways to obtain additional financing for Iveda's operations and additional liquidity for existing Iveda investors. The two companies were introduced through a registered broker-dealer with a view to a possible merger between them.

     After considering the possible Merger with Iveda, the Charmed Board of Directors has determined that the Merger is advisable, and is fair to and in the best interests of Charmed and its shareholders, and unanimously approved the Merger Agreement. In reaching its decision, the Charmed Board of Directors identified several reasons for, and potential benefits to Charmed and its shareholders of, the Merger. Charmed believes there are a number of potential benefits of the proposed Merger, including, among others:

Schedule 14C	11	3/3/2009

  Gaining an operating subsidiary; and

  Pursuing a business opportunity with the potential for increasing revenues in a recessionary environment and leaving a rapidly declining real estate market.

     After considering the possible Merger with Charmed, the Iveda Board of Directors has determined that the Merger is advisable, and is fair to and in the best interests of Iveda and its shareholders, and unanimously approved the Merger Agreement. In reaching its decision, the Iveda Board of Directors identified several reasons for, and potential benefits to Iveda and its shareholders of, the Merger. Iveda believes there are a number of potential benefits of the proposed Merger, including, among others:

  Retention of control of Iveda by current management and shareholders, who have developed a marketing strategy they believe is vital to Iveda's future products and roll-out of existing products;

  Anticipated broker support of the surviving corporation;

  Iveda becoming a wholly-owned subsidiary of a publicly traded corporation should make it easier for Iveda to raise needed capital as investors are more likely to invest in companies with more liquid securities;

  Greater credibility in the market with potential purchasers of Iveda's services; and

  Potential for more favorable long term debt financing.

     In reaching their decisions to approve the Merger Agreement, the Iveda and Charmed Boards of Directors consulted with Iveda and Charmed's management, outside legal counsel regarding the legal terms of the Merger, and financial advisors regarding the financial aspects of the Merger. The factors that the Iveda and Charmed Boards of Directors considered in reaching their determination included, but were not limited to, the following:

  the strategic benefits of the Merger;

  information concerning Iveda's and Charmed's respective businesses, prospects, financial performance and condition, operations, technology, management and competitive position, including, with respect to Charmed, public reports filed with the Securities and Exchange Commission;

  management's view of the financial condition, results of operations and businesses of Iveda and Charmed before and after giving effect to the Merger;

  current financial market conditions and historical market prices, volatility and trading information with respect to the common stock of Charmed;

  the relationship between the pre-Merger and projected post-Merger market value of the common stock of Charmed and the consideration to be paid to shareholders of Charmed in the Merger;

  their belief that the terms of the Merger Agreement are reasonable;

  a comparison of management's view of the prospects of Iveda and Charmed with and without the Merger;

  other strategic alternatives for Iveda and Charmed, including the potential to enter into strategic relationships and alliances with third parties;

  an assessment of market demands and future customer requirements, and the associated development resources needed to satisfy these requirements;

  the effect of the Merger on Iveda's customers, suppliers and employees;

  the results of the due diligence investigations of Charmed and Iveda; and

Schedule 14C	12	3/3/2009

      •  unavailability of private equity and venture capital financing.

Representations and Warranties

     The Merger Agreement contains a number of customary representations and warranties made by Iveda, on the one hand, and Charmed, on the other, regarding aspects of their respective businesses, financial condition and structure, as well as other facts pertinent to the Merger. These representations and warranties relate to the following subject matters with respect to Iveda:

  corporate existence and power;

  capitalization;

  corporate authorization;

  non-contravention of the Merger Agreement with other obligations;

  financial statements;

  corporate books and records;

  title to properties;

  condition and sufficient of assets;

  no undisclosed liabilities;

  taxes;

  compliance with laws and court orders;

  legal proceedings;

  contracts;

  insurance;

  environmental matters;

  employees and labor relations;

  tax treatment of the Merger;

  intellectual property;

  disclosure documents;

  finder's fees; and

  relationships with related persons.

     Charmed made representations and warranties regarding:

  corporate existence;

  broker's fees;

  capitalization;

  limited business conducted;

  no undisclosed liabilities;

  corporate authorization;

  disclosure documents;

Schedule 14C	13	3/3/2009

  Securities & Exchange Commission filings;

  financial statements;

  corporate books and records;

  non-contravention of the Merger Agreement with other obligations;

  reporting company status;

  no injunctions;

  dissenters' rights and antitakeover statutes;

  absence of certain changes or events;

  compliance with laws and court orders;

  tax treatment of the Merger;

  litigation;

  taxes;

  relationships with related parties;

  disclosure documents; and

  agreements, contracts, and commitments.

Conduct of Iveda's Business Before Completion of the Merger

     Under the Merger Agreement, Iveda has agreed that, until the earlier of the completion of the Merger or termination of the Merger Agreement, it will conduct its business in the ordinary course consistent with past practice.

     Without limiting the generality of the foregoing, until completion of the Merger or termination of the Merger Agreement, Iveda has specifically agreed to not:

  adopt or propose any change to its articles of incorporation or bylaws;

  issue, sell, dispose of or grant rights to acquire any of its capital stock (other than upon exercise or conversion of existing derivative securities or the grant of options under its existing stock option plan);

  declare, set aside or pay any dividends of distributions on its capital stock, or redeem or repurchase any of its capital stock;

  make any capital investments in, or make a loan to, any other person or entity or acquire the stock or assets of any other person or entity;

  grant a security interest in or create any other material lien on its assets, except in the ordinary course consistent with past practice; and

  issue any note, bond, or other debt security or incur, create, assume or otherwise become liable for any indebtedness for borrowed money or guarantee the obligations of any third party, other than in the ordinary course of business consistent with past practice.

Conduct of Charmed's Business Before Completion of the Merger

     Under the Merger Agreement, Charmed has agreed that, until the earlier of the completion of the Merger or termination of the Merger Agreement, Charmed and its subsidiary will conduct their business in the ordinary course consistent with past practice.

Schedule 14C	14	3/3/2009

     Without limiting the generality of the foregoing, until completion of the Merger or termination of the Merger Agreement, Charmed and the Merger Sub have specifically agreed to not:

  adopt or propose any change to their articles of incorporation or bylaws;

  issue, sell, dispose of or grant rights to acquire any of their capital stock (other than upon exercise or conversion of existing derivative securities);

  declare, set aside or pay any dividends of distributions on their capital stock, or redeem or repurchase any of their capital stock;

  make any capital investments in, or make a loan to, any other person or entity or acquire the stock or assets of any other person or entity;

  grant a security interest in or create any other material lien on their assets, except in the ordinary course consistent with past practice; and

  issue any note, bond, or other debt security or incur, create, assume or otherwise become liable for any indebtedness for borrowed money or guarantee the obligations of any third party, other than in the ordinary course of business consistent with past practice.

Summary of Principal Conditions to Completing the Merger

Completion of the Merger is subject to the satisfaction of the following principal conditions:

  Approval by the Iveda shareholders of the Merger Agreement and the Merger, with the holders of not more than 1% of the common shares of Iveda exercising appraisal rights.

  The sale of 5,000,000 pre-reverse split shares of Charmed common stock from Ian Quinn and Kevin Liggins to Iveda.

  Completion of a 1:2 reverse stock split by Charmed.

  Charmed must have no assets or liabilities as of the closing.

  Charmed must have filed all required tax returns.

  Charmed and its officers and directors must be current on all required filings with the SEC.

  Authorization by Charmed of the warrants to be issued as part of the Merger, and adoption of a stock option plan substantially similar to the current Iveda plan.

  Resignation of all Charmed officers and directors, effective as of the closing of the Merger.

  Satisfaction by Iveda and Charmed of customary representations and warranties regarding accuracy of information delivered, absence of litigation, and similar matters.

Indemnification of Iveda and its Directors and Officers

     Subsequent to the effective time of the Merger, certain major shareholders of Charmed have agreed to indemnify Iveda and its officers, directors and affiliates for liabilities and expenses incurred directly or indirectly as a result of any inaccuracy or breach of representations or warranties made by such shareholder, Charmed or the Merger Sub, or such shareholder's, Charmed's or the Merger Sub's failure to perform or comply with any covenant contained in the Merger Agreement. In addition, Charmed and its major shareholders have agreed to indemnify Iveda and its directors, officers and controlling persons for liabilities and expenses resulting from any untrue statements of a material fact or any material omission in information provided to Iveda by Charmed or its subsidiary for use in the disclosure document to be distributed to the Iveda shareholders as part of the Merger approval process. Such indemnification shall generally continue for two years following the closing of the Merger.

Schedule 14C	15	3/3/2009

Termination of the Merger Agreement

     The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the effective time of the Merger by mutual written agreement of Iveda and Charmed notwithstanding any approval of the Merger Agreement by the shareholders of Iveda. Alternatively, either Iveda or Charmed can terminate the Merger Agreement and abandon the Merger notwithstanding any approval of the Merger Agreement by the shareholders of Iveda if the Merger has not been consummated on or before March 31, 2009.

     Charmed may terminate the Merger Agreement and abandon the Merger at any time prior to the effective time of the Merger notwithstanding any approval of the Merger Agreement by the shareholders of Iveda, if:

  a breach of any material representation or warranty or failure to perform any material covenant or agreement on the part of Iveda set forth in the Merger Agreement will have occurred, and such breach is not cured within 30 days from the date such breach or failure occurred.

     Iveda may terminate the Merger Agreement and abandon the Merger at any time prior to the effective time of the Merger notwithstanding any approval the Merger Agreement by the shareholders of Iveda, if:

  Greater than one (1%) of the Iveda common shares dissent; or

  a breach of any material representation or warranty or failure to perform any material covenant on the part of Charmed or the Merger Sub set forth in the Merger Agreement will have occurred, and such breach is not cured within 30 days from the date such breach or failure occurred.

     Any party desiring to terminate the Merger Agreement pursuant to the above requirements will give notice of such termination to the other party.

Effect of Termination of the Merger Agreement

     If the Merger Agreement is terminated pursuant to the requirements summarized above, the Merger Agreement will become void and of no effect without liability of any party (or any shareholder, director, officer, employee, agent, consultant or representative of such party) to the other party thereto, except for any liability of a party then in breach.

Directors and Executive Officers of Charmed Following the Merger

The executive officers and directors of Charmed following the Merger will be:

     David Ly: President, CEO and Chairman of the Board. Age 33. David founded Iveda and has served as its President and CEO since inception. He has held positions with several major corporations, including Applications Engineer at Metricom, Inc. (from 1998 to 2001), Corporate Sales at Nextel Communications (from 2001 to 2002), Market Manager at Door To Door Storage (from 2001 to 2002), and B2B Sales Manager at T-Mobile USA (from 2002 to 2004). While at T-Mobile, his last position before preparing to found Iveda Solutions, he garnered the prestigious sales award of president's club top salesman. As the leader of Iveda Solutions, David continues to build key partnerships, direct business development, and assess and place key resources in the company to build momentum, direction, and ongoing success. He plays a key support and mentor role to senior staff members, ensures inter-department coordination, and heads up the development of the Iveda Solutions sales force. David received his Bachelor of Science Degree in Civil Engineering with a Minor in International Business from San Francisco State University. David underwent 7 years of ongoing Neuro Linguistic Programming (NLP) workshops and private mastery training in business leadership programs with an NLP master, Katin Imes of the Strozzi Institute.

Schedule 14C	16	3/3/2009

     Gregory Omi: Director. Age 47. Greg has served on Iveda's Board since 2005. Since 2006, he has been a programmer with Flektor, Inc., focusing on Flash 9 / Flex 2 / Action Script 3, C, XML and Ruby programming for a web application, including video and image processing. Flektor was acquired by FOX Interactive Media in 2007. From 1996 to 2006, Greg held the position of Senior Programmer with Naughty Dog, a computer game company, which was acquired by Sony. He has also held programming positions with 3DO (from 1992 to 1996), TekMagic (during 1992), Epyx (from 1986 to 1992), Atari (during 1991), Nexa (from 1982 to 1983 and 1985 to 1986) and HES (during 1983).

     Jody Bisson: Director. Age 52. Jody joined the Iveda Board in 2008 and has over 25 years of financial leadership and business process transformation experience in the high tech and telecommunications industries managing Finance, HR, IT, Investor Relations, Facilities and Operations. Jody is currently consulting in interim CFO positions, and has served as interim CFO for Makeover Solutions, a private digital media company located in New York, since June of 2008. At Makeover Solutions, Jody is responsible for all finance, legal and HR activities. Prior to this, she was VP of Business Process Transformation and IT Program Management Office at Network Appliance (from 2006 to 2008), responsible for developing the company’s initial business process transformation strategy, process cycles and metrics, implementation of significant process improvements and integrating the IT/business process roadmap. From May 2004 to September 2005, Jody was interim CFO for Network General, responsible for all finance, legal, and spin off transition activities of the company’s $200M business with over 600 employees, operating in 23 countries. Upon the initial product launch of Good Technology, a private enterprise software company, Jody joined the company in 2002 as CFO until she left in 2004. She was responsible for all finance, operations and HR activities. In less than two years, the customer base grew from 7 reference accounts to over 1,600 revenue-generating enterprise customers. Prior to this position, Jody was VP of Finance for Juniper Networks (2001-2002), a $500+M company with 1000 employees, responsible for all financial activities including planning, strategy, analysis, reporting, corporate controllership, tax, treasury, facilities, OM, credit and collections, and financial systems. She directly managed approximately 75 employees. Other notable companies she worked for include Silicon Graphics (1994-1996) as Director of Corporate Planning and Reporting, Apple Computer (1986 to 1994) in various finance positions, Honeywell, Inc. (1983-1986) as Manager of International Planning and Analysis, and Price Waterhouse (1979-1983) as Senior Accountant, Audit. Ms. Bisson holds a B.S. degree in Accounting from Bemidji State University in Minnesota, is a Certified Public Accountant (inactive) and has attended MBA Executive Management Programs at Duke University and INSEAD in Fountainebleau, France. She is a former board member of NCWIT, Children’s Discovery Museum and Avenues to Mental Health.

     Robert Brilon: CFO. Age 48. Bob is the newest addition to the executive team of Iveda Solutions as the Chief Financial Officer, having joined Iveda in December 2008. Bob is best known for his entrepreneurial efforts with Go-Video (AMEX:VCR) from 1986 to 1993, maker of the first dual-deck VCR and most recently as the CEO/CFO for InPlay Technologies (Nasdaq:NPLA), formerly Duraswitch (Nasdaq:DSWT), from 1998 to 2007. He brings over 25 years of financial acumen to Iveda Solutions. Bob moved to Phoenix in 1983 while working with Ernst and Young and then joined Deloitte and Touche (working at both firms from 1982 to 1986), until he began his corporate career at Go-Video in 1986. Other positions held include CFO at Gietz Master Builders (from 1997 to 1998), Corporate Controller at Rental Service Corp. (NYSE:RRR) from 1995 to 1996, and CFO and VP of Operations at DataHand Systems, Inc. (from 1993 to 1995). He has substantial experience with domestic and international experience in investor relations, capital transactions, SEC reporting, financial and business analysis, merger and acquisition assessment, technology development, and P&L management. Bob attained a BBA at the University of Iowa and soon became a CPA with McGladrey Pullen in Dubuque, IA.

     Luz Berg: Senior VP of Operations & Marketing; Secretary. Age 46. Luz started with Iveda Solutions as the VP of Marketing in November 2004 and now serves as Senior VP of Operations & Marketing, a position she has held since May 2007. Luz plays a crucial role in the overall support of Iveda's investor relations activities, HR, public relations, marketing, operations, finance, and has paved the way for Iveda's current partnerships and revenue generating possibilities. Luz has extensive experience in developing and implementing results-driven marketing communications plans for lead/sales generation, building brands, brand revitalization,

Schedule 14C	17	3/3/2009

and customer retention in a wide-range of industries. Luz has served as the Director of Marketing at Cygnus Business Media from 2003 to 2004 and at Penton Media from 2001 to 2003. She has also worked in the high-tech industry at Metricom, serving as Marketing Programs / Channel Marketing Manager from 1999 to 2001, and Spectra-Physics Lasers, serving as Marketing Communications Specialist from 1991 to 1999. Luz received her Bachelor of Arts degree in Management from St. Mary's College in CA.

Federal Income Tax Considerations

     The following discussion summarizes the material Federal income tax consequences of the Merger. The discussion does not address all aspects of Federal income taxation that may be relevant to particular shareholders and may not be applicable to shareholders who are not citizens or residents of the United States, or who will acquire their Charmed shares pursuant to the exercise or termination of employee stock options or otherwise as compensation, nor does the discussion address the effect of any applicable foreign, state, local or other tax laws. Except as otherwise noted, this discussion assumes that shareholders hold their Iveda shares as capital assets within the meaning of Section 1221 of the Code. EACH SHAREHOLDER SHOULD CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE PARTICULAR TAX CONSEQUENCES TO HIM OR HER OF THE MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF FOREIGN, STATE, LOCAL AND OTHER TAX LAWS.

     In the opinion of Iveda's counsel, the Merger of the Merger Sub with and into Iveda pursuant to which the shareholders of Iveda will exchange their shares for shares of Charmed will, under current law, constitute a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and Charmed, Charmed Homes Subsidiary, Inc. and Iveda will each be a party to the reorganization within the meaning of Section 368(b) of the Code. In rendering such opinion, counsel has relied upon written representations and covenants of Charmed and Iveda. No ruling has been sought from the Internal Revenue Service as to the Federal income tax consequences of the Merger, and the opinion of counsel set forth below is not binding on the Internal Revenue Service or any court.

     As a tax-free reorganization, the Merger will have the following Federal income tax consequences for Charmed, Iveda, and the shareholders of Iveda:

     1.       No gain or loss will be recognized by holders of Iveda shares as a result of the exchange of such shares for Charmed shares pursuant to the Merger, except that gain or loss will be recognized on the receipt of cash, if any, received in lieu of fractional shares. Any cash received by a shareholder of Iveda in lieu of a fractional share will be treated as received in exchange for such fractional share, and any gain or loss recognized as a result of the receipt of such cash will be capital gain or loss equal to the difference between the cash received and the portion of the shareholder's basis in the Iveda shares allocable to such fractional share interest.

     2.       The tax basis of the Charmed shares received by each shareholder of Iveda will equal the tax basis of such shareholder's Iveda shares (reduced by any amount allocable to fractional share interests for which cash is received) exchanged in the Merger.

     3.       The holding period for the Charmed shares received by each shareholder of Iveda will include the holding period for the Iveda shares of such shareholder exchanged in the Merger.

       4.       Neither Iveda nor Charmed will recognize gain or loss as a result of the Merger.

Accounting Treatment of the Merger

     The Merger will be accounted for by a recapitalization of equity, and, as a result, subsequent financial statements will only reflect Iveda's past results.

Schedule 14C	18	3/3/2009

Appraisal Rights

No appraisal or dissenters rights will be available for Charmed shareholders as a result of the Merger.

The Merger Agreement -

     The foregoing description of the Merger Agreement does not purport to be complete, and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this Information Statement as Appendix B. The Merger Agreement is not in any way intended as a document for investors to obtain factual information about the current state of affairs of the Company. Such information can be found in the Company's reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. The Merger Agreement contains representations and warranties made by the Company and Iveda which are used as a tool to allocate risks between the parties where the parties do not have completed knowledge of all facts. Furthermore, the representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and are subject to limitations agreed upon by the contracting parties, including being qualified, modified or limited by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or conditions of the Company or Iveda. Investors are not third-party beneficiaries under the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company's public disclosures.

INFORMATION ABOUT THE COMPANY

Special Note Regarding Forward-Looking Statements

     Except for statements of historical fact, certain information contained herein constitutes "forward-looking statements". Forward looking statements are usually identified by our use of certain terminology, including "will", "believes", "may", "expects", "should", "seeks", "anticipates" or "intends" or by discussions of strategy or intentions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results or achievements to be materially different from any future results or achievements expressed or implied by such forward-looking statements. Such factors include, among others, our history of operating losses and uncertainty of future profitability; our lack of working capital and uncertainty regarding our ability to continue as a going concern; uncertainty of access to additional capital; as well as those factors discussed in the sections entitled "Description of Business" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" below, and in the sections entitled "Risk Factors" in the Company's filings with the SEC.

     If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, our actual results may vary materially from those expected, estimated or projected. Forward looking statements in this document are not a prediction of future events or circumstances, and those future events or circumstances may not occur. Given these uncertainties, users of the information included herein, including investors and prospective investors, are cautioned not to place undue reliance on such forward-looking statements. We do not assume responsibility for the accuracy and completeness of these statements.

Note -

     All references in this "Information About the Company" section of this Information Statement to the terms "we", "our", "us", and the "Company" refer to Charmed Homes Inc.

Schedule 14C	19	3/3/2009

Description of Business

     Charmed previously engaged in the construction and marketing of custom homes in the Calgary area in Alberta, Canada. During 2008, Charmed completed construction of its first such home and sold this home. Due to downturns in the housing market in Calgary and a lack of available funding, Charmed decided to cease operations following the sale of this single home.

     Charmed was organized under Nevada law in 2006, its executive offices are located at 60 Mt. Kidd Point SE, Calgary, Alberta, Canada T2Z 3C5 and its telephone number is (403) 831-2202. Charmed has no operations and no employees as of the date of this Information Statement.

Description of Property

     Our office is located at 60 Mt Kidd Point S.E., Calgary, Alberta, Canada T2Z 3C5, where we use space owned by our President, Ian Quinn, under an informal oral agreement with Mr. Quinn. Our phone number is (403) 831-2202.

Legal Proceedings

We are not presently a party to any litigation.

Market Price of and Dividends on the Registrant's Common Equity and Related Shareholder Matters

     Our shares began trading on the OTC Bulletin Board operated by the Financial Industry Regulatory Authority under the symbol "CHDH" on November 15, 2007. The following table sets forth, for the calendar periods indicated, the range of the high and low last reported bid prices of our common stock, as reported by the OTC Bulletin Board, since our stock began trading on the OTC Bulletin Board. The quotations represent inter-dealer prices without retail mark-ups, mark-downs or commissions, and may not necessarily represent actual transactions. The quotations may be rounded for presentation. There is an absence of an established trading market for the Company's common stock, as the market is limited, sporadic and highly volatile, which may affect the prices listed below.

2008			High Bid		Low Bid

	Fourth Quarter 10-1-08 to 12-31-08	$	N/A	$	N/A
	Third Quarter 7-1-08 to 9-30-08	$	N/A	$	N/A
	Second Quarter 4-1-08 to 6-30-08	$	N/A	$	N/A
	First Quarter 1-1-08 to 3-31-08	$	N/A	$	N/A

2007			High Bid		Low Bid

	Fourth Quarter 10-1-07 to 12-31-07	$	N/A	$	N/A

     There is limited trading activity in our securities, and there can be no assurance a regular trading market for our common stock will be sustained. On January 22, 2009, the closing price per share of our common stock on the OTC Bulletin Board was $2.00.

     The Company has never paid any cash dividends on its common stock and does not plan to pay any cash dividends in the foreseeable future.

     As of January 23, 2009, we had approximately 56 shareholders of record, exclusive of shares held in street name.

Schedule 14C	20	3/3/2009

Securities authorized for issuance under equity compensation plans

     We do not have any equity compensation plans and accordingly we have no securities authorized for issuance thereunder.

Selected Financial Information

     We are a smaller reporting company as defined by Rule 12b-2 of the Exchange Act and are not required to provide the information under this item.

Supplementary Financial Information

     We are a smaller reporting company as defined by Rule 12b-2 of the Exchange Act and are not required to provide the information under this item.

Financial Statements

Charmed Homes Inc.
(A Development Stage Company)

October 31, 2008

Schedule 14C	21	3/3/2009

Charmed Homes Inc.
(A Development Stage Company)
Balance Sheets
(Expressed in US dollars)
(unaudited)

	October 31,	January 31,
	2008	2008
	$	$

ASSETS

Current Assets

Cash	140,159	22,748
Inventory (Note 3)	–	489,844

Total Assets	140,159	512,592

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities

Accounts payable	756	2,796
Due to related party (Note 4(a))	45,500	395,751

Total Liabilities	46,256	398,547

Contingency (Note 1)

Stockholders’ Equity

Preferred Stock, 100,000,000 shares authorized, $0.00001 par value;
Nil shares issued and outstanding	–	–

Common Stock, 100,000,000 shares authorized, $0.00001 par value;
6,690,000 shares issued and outstanding	67	67

Additional Paid-in Capital	173,933	173,933

Donated Capital (Note 4(b))	14,000	9,500

Deficit Accumulated During the Development Stage	(94,097)	(69,455)

Total Stockholders’ Equity	93,903	114,045

Total Liabilities and Stockholders’ Equity	140,159	512,592

(The accompanying notes are an integral part of these financial statements.)

Schedule 14C	22	3/3/2009

Charmed Homes Inc.
(A Development Stage Company)
Statements of Operations
(Expressed in US dollars)
(unaudited)

	Accumulated from
	June 27, 2006	Three Months	Three Months	Nine Months	Nine Months
	(Date of Inception)	Ended	Ended	Ended	Ended
	to October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2008	2007	2008	2007
	$	$	$	$	$

Revenue	505,665	–	–	505,665	–
Cost of Goods Sold	490,598	–	–	490,598	–
Gross Profit	15,067	–	–	15,067	–

Expenses
Donated services and rent
(Note 4(b))	14,000	1,500	1,500	4,500	4,500
Foreign exchange loss	12,376	(1,719)	–	5,300	–
General and administrative	3,307	12	1,458	211	1,576
Professional fees	78,161	7,368	4,347	28,378	29,449
Property taxes and utilities	1,320	–	–	1,320	–
Total Expenses	109,164	7,161	7,305	39,709	35,525
Net Loss for the Period	(94,097)	(7,161)	(7,305)	(24,642)	(35,525)

Net Loss Per Share – Basic and
Diluted		–	–	–	(0.01)

Weighted Average Shares
Outstanding		6,690,000	6,690,000	6,690,000	5,730,000

(The accompanying notes are an integral part of these financial statements.)

Schedule 14C	23	3/3/2009

Charmed Homes Inc.
(A Development Stage Company)
Statements of Cash Flows
(Expressed in US dollars)
(unaudited)

	Accumulated from
	June 27, 2006	Nine Months	Nine Months
	(Date of Inception)	Ended	Ended
	to October 31,	October 31,	October 31,
	2008	2008	2007
	$	$	$

Operating Activities

Net loss for the period	(94,097)	(24,642)	(35,525)

Adjustments to reconcile net loss to net cash provided
by (used in) operating activities:

Donated services and rent	14,000	4,500	4,500

Changes in operating assets and liabilities

Inventory	–	489,844	–
Accounts payable	756	(2,040)	1,986
Due to related party	(6,049)	(6,049)	–

Net Cash Provided By (Used In) Operating Activities	(85,390)	461,613	(29,039)

Investing Activities

Acquisition of land for construction	–	–	(46,679)

Net Cash Used In Investing Activities	–	–	(46,679)

Financing Activities

Advances from a related party	395,751	–	30,500
Repayment of related party advances	(344,202)	(344,202)	–
Proceeds from issuance of common stock	174,000	–	169,000

Net Cash Provided By (Used In) Financing Activities	225,549	(344,202)	199,500

Increase in Cash	140,159	117,411	123,782

Cash - Beginning of Period	–	22,748	4,994

Cash - End of Period	140,159	140,159	128,776

Supplemental Disclosures
Interest paid	–	–	–
Income taxes paid	–	–	–

Schedule 14C	24	3/3/2009

Charmed Homes Inc.
(A Development Stage Company)
Notes to the Financial Statements
October 31, 2008
(Expressed in US dollars)
(unaudited)

1.	Nature of Operations and Continuance of Business

Charmed Homes Inc. (the “Company”) was incorporated in the State of Nevada on June 27, 2006. The Company is a Development Stage Company, as defined by Statement of Financial Accounting Standard (“SFAS”) No.7, “Accounting and Reporting by Development Stage Enterprises”. The Company’s principal business is the sale of constructed or purchased homes.

These financial statements have been prepared on a going concern basis, which implies the Company will continue to realize its assets and discharge its liabilities in the normal course of business. The Company has generated revenues of $505,665 since inception and has never paid any dividends and is unlikely to pay dividends or generate earnings in the immediate or foreseeable future. The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, the ability of the Company to obtain necessary equity financing to continue operations, and the attainment of profitable operations. As at October 31 2008, the Company has accumulated losses of $94,097. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

The Company filed an SB-2 Registration Statement (“SB-2) with the United States Securities and Exchange Commission which was declared effective on April 26, 2007. Pursuant to the SB-2, the Company issued 1,690,000 common shares for gross proceeds of $169,000.

2.	Summary of Significant Accounting Policies

a)	Basis of Presentation

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States, and are expressed in US dollars. The Company’s fiscal year-end is January 31.

b)	Interim Financial Statements

These interim unaudited financial statements have been prepared on the same basis as the annual financial statements and in the opinion of management, reflect all adjustments, which include only normal recurring adjustments, necessary to present fairly the Company’s financial position, results of operations and cash flows for the periods shown. The results of operations for such periods are not necessarily indicative of the results expected for a full year or for any future period.

c)	Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to donated expenses, valuation of inventory and deferred income tax asset valuations. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

Schedule 14C	25	3/3/2009

Charmed Homes Inc.
(A Development Stage Company)
Notes to the Financial Statements
October 31, 2008
(Expressed in US dollars)
(unaudited)

2.       Summary of Significant Accounting Policies (continued)

d)	Earnings Per Share

The Company computes earnings (loss) per share in accordance with SFAS No. 128, "Earnings per Share". SFAS No. 128 requires presentation of both basic and diluted earnings per share (“EPS”) on the face of the income statement. Basic EPS is computed by dividing earnings (loss) available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing Diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti dilutive.

e)	Comprehensive Loss

SFAS No. 130, “Reporting Comprehensive Income,” establishes standards for the reporting and display of comprehensive loss and its components in the financial statements. As at October 31, 2008 and 2007, the Company has no items that represent a comprehensive loss and, therefore, has not included a schedule of comprehensive loss in the financial statements.

f)	Cash and Cash Equivalents
The Company considers all highly liquid instruments with maturity of three months or less at the time of issuance to be cash equivalents.

g)	Inventory
Inventory consists of real estate purchased for resale.

h)	Financial Instruments

Financial instruments, which include cash, accounts payable and amount due to a related party, were estimated to approximate their carrying values due to the immediate or short-term maturity of these financial instruments. The Company’s operations are in Canada, which results in exposure to market risks from changes in foreign currency rates. The financial risk is the risk to the Company’s operations that arise from fluctuations in foreign exchange rates and the degree of volatility of these rates. Currently, the Company does not use derivative instruments to reduce its exposure to foreign currency risk.

i)	Income Taxes

The Company accounts for income taxes using the asset and liability method in accordance with SFAS No. 109, “Accounting for Income Taxes”. The asset and liability method provides that deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities, and for operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using the currently enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company records a valuation allowance to reduced deferred tax assets to the amount that is believed more likely than not to be realized.

j)	Foreign Currency Translation

The Company’s functional and reporting currency is the United States dollar. Significant transactions may occur in Canadian dollars and management has adopted SFAS No. 52, “Foreign Currency Translation”. Monetary assets and liabilities denominated in foreign currencies are translated using the exchange rate prevailing at the balance sheet date. Non-monetary assets and liabilities denominated in foreign currencies are translated at rates of exchange in effect at the date of the transaction. Average monthly rates are used to translate revenues and expenses. Gains and losses arising on translation or settlement of foreign currency denominated transactions or balances are included in the determination of income.

Schedule 14C	26	3/3/2009

Charmed Homes Inc.
(A Development Stage Company)
Notes to the Financial Statements
October 31, 2008
(Expressed in US dollars)
(unaudited)

2.      Summary of Significant Accounting Policies (continued)

k)	Revenue Recognition

The Company recognizes revenue in accordance with SFAS No. 66, ”Accounting for Sales of Real Estate”. The sale of constructed or purchased houses will be recognized in full once the real estate property has been sold, the profit is determinable, collectibility of the sales price is reasonably assured, and the earnings process is virtually complete whereas the Company is no longer further obligated to perform significant activities after the sale to earn the profit.

l)	Recent Accounting Pronouncements

In May 2008, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts – An interpretation of FASB Statement No. 60”. SFAS No. 163 requires that an insurance enterprise recognize a claim liability prior to an event of default when there is evidence that credit deterioration has occurred in an insured financial obligation. It also clarifies how Statement 60 applies to financial guarantee insurance contracts, including the recognition and measurement to be used to account for premium revenue and claim liabilities, and requires expanded disclosures about financial guarantee insurance contracts. It is effective for financial statements issued for fiscal years beginning after December 15, 2008, except for some disclosures about the insurance enterprise’s risk-management activities. SFAS No. 163 requires that disclosures about the risk- management activities of the insurance enterprise be effective for the first period beginning after issuance. Except for those disclosures, earlier application is not permitted. The adoption of this statement is not expected to have a material effect on the Company’s financial statements.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles”. SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of non-governmental entities that are presented in conformity with generally accepted accounting principles in the United States. It is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, “The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles”. The adoption of this statement is not expected to have a material effect on the Company’s financial statements.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities – an amendment to FASB Statement No. 133”. SFAS No. 161 is intended to improve financial standards for derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance, and cash flows. Entities are required to provide enhanced disclosures about: (a) how and why an entity uses derivative instruments; (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations; and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal years beginning after November 15, 2008, with early adoption encouraged. The adoption of this statement is not expected to have a material effect on the Company’s financial statements.

In December 2007, the FASB issued No. 160, “Noncontrolling Interests in Consolidated Financial Statements - an amendment of ARB No.51”. SFAS No. 160 requires consolidated net income to be reported at amounts that include the amounts attributable to both the parent and the noncontrolling interest. It also requires disclosure, on the face of the consolidated statement of income, of the amounts of consolidated net income attributable to the parent and to the noncontrolling interest. SFAS No. 160 also requires that a parent recognize a gain or loss in net income when a subsidiary is deconsolidated. SFAS No. 160 also requires expanded disclosures in the consolidated financial statements that clearly identify and distinguish between the interests of the parent’s owners and the interests of the noncontrolling owners of a subsidiary. SFAS No. 160 is effective for financial statements issued for fiscal years beginning after December 15, 2008. The adoption of this statement is not expected to have a material effect on the Company’s financial statements.

Schedule 14C	27	3/3/2009

Charmed Homes Inc.
(A Development Stage Company)
Notes to the Financial Statements
October 31, 2008
(Expressed in US dollars)
(unaudited)

2.       Summary of Significant Accounting Policies (continued)

l)	Recent Accounting Pronouncements (continued)

In December 2007, the FASB issued SFAS No. 141 (revised 2007), “Business Combinations”. This statement replaces SFAS No. 141 and defines the acquirer in a business combination as the entity that obtains control of one or more businesses in a business combination and establishes the acquisition date as the date that the acquirer achieves control. SFAS No. 141 (revised 2007) requires an acquirer to recognize the assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree at the acquisition date, measured at their fair values as of that date. SFAS No. 141 (revised 2007) also requires the acquirer to recognize contingent consideration at the acquisition date, measured at its fair value at that date. This statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. Earlier adoption is prohibited. The adoption of this statement is not expected to have a material effect on the Company's financial statements.

m)	Recently Adopted Accounting Pronouncements

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an Amendment of FASB Statement No. 115”. This statement permits entities to choose to measure many financial instruments and certain other items at fair value. Most of the provisions of SFAS No. 159 apply only to entities that elect the fair value option. However, the amendment to SFAS No. 115 “Accounting for Certain Investments in Debt and Equity Securities” applies to all entities with available-for-sale and trading securities. SFAS No. 159 is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provision of SFAS No. 157, “Fair Value Measurements”. The adoption of this statement did not have a material effect on the Company's financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements”. The objective of SFAS No. 157 is to increase consistency and comparability in fair value measurements and to expand disclosures about fair value measurements. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 applies under other accounting pronouncements that require or permit fair value measurements and does not require any new fair value measurements. The provisions of SFAS No. 157 are effective for fair value measurements made in fiscal years beginning after November 15, 2007. The adoption of this statement did not have a material effect on the Company's future financial statements.

3.	Inventory

		October 31,	January 31,
		2008	2008
		$	$
	Land	–	153,653
	Building	–	311,844
	Other	–	24,347

		–	489,844

4.       Related Party Transactions

a)

As at October 31, 2008, the Company owes $45,500. As at January 31, 2008 the company owes $395,751 ($350,251, (Cdn$353,805) and $45,500) USD to the president of the Company. The amount owing is unsecured, non-interest bearing, and due on demand.

b)

Commencing July 1, 2006, the President of the Company provided management services and office space to the Company with a fair value of $300 and $200 per month, respectively. During the nine months ended October 31, 2008, the Company recorded donated services of $2,700 (2007 - $2,700) and donated rent of $1,800 (2007 - $1,800).

Schedule 14C	28	3/3/2009

Charmed Homes Inc.
(A Development Stage Company)

January 31, 2008

Schedule 14C	29	3/3/2009

Report of Independent Registered Public Accounting Firm

To the Directors and Stockholders
Charmed Homes Inc.
(A Development Stage Company)

We have audited the accompanying balance sheets of Charmed Homes Inc. (A Development Stage Company) as of January 31, 2008 and 2007, and the related statements of operations, cash flows and stockholders' deficit for the year ended January 31, 2008, the period from June 27, 2006 (Date of Inception) to January 31, 2007, and accumulated from June 27, 2006 (Date of Inception) to January 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Charmed Homes Inc. (A Development Stage Company) as of January 31, 2008 and 2007, and the results of its operations and its cash flows for the year ended January 31, 2008, the period from June 27, 2006 (Date of Inception) to January 31, 2007, and accumulated from June 27, 2006 (Date of Inception) to January 31, 2008 in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has not generated any revenues and has incurred operating losses since inception. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

MANNING ELLIOTT LLP
CHARTERED ACCOUNTANTS
Vancouver, Canada
April 28, 2008

Schedule 14C	30	3/3/2009

Charmed Homes Inc.
(A Development Stage Company)
Balance Sheets
(Expressed in US dollars)

	January 31,	January 31,
	2008	2007
	$	$
ASSETS

Current Assets
Cash	22,748	4,994
Inventory (Note 3)	489,844	–
Total Assets	512,592	4,994

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

Current Liabilities

Accounts payable	2,796	380
Due to related party (Note 4(a))	395,751	15,000
Total Liabilities	398,547	15,380

Contingency (Note 1)

Stockholders’ Equity (Deficit)

Preferred Stock, 100,000,000 shares authorized, $0.00001 par value	–	–

Common Stock, 100,000,000 shares authorized, $0.00001 par value
6,690,000 and 5,000,000 common shares issued and outstanding, respectively	67	50

Additional Paid-In Capital	173,933	4,950

Donated Capital (Note 4(b))	9,500	3,500

Deficit Accumulated During the Development Stage	(69,455)	(18,886)

Total Stockholders’ Equity (Deficit)	114,045	(10,386)

Total Liabilities and Stockholders’ Equity (Deficit)	512,592	4,994

Schedule 14C	31	3/3/2009

Charmed Homes Inc. (A Development Stage Company) Statements of Operations (Expressed in US dollars)

	Accumulated from	For the Year	For the period from
	June 27, 2006	Ended	June 27, 2006
	(Date of Inception)	January 31,	(Date of Inception) to
	to January 31, 2008	2008	January 31, 2007
	$	$	$

Revenue	–	–	–

Expenses
Donated capital (Note 4(b))	9,500	6,000	3,500
Foreign exchange loss	7,076	7,076	–
General and administrative	3,096	2,710	386
Professional fees	49,783	34,783	15,000

Total Expenses	69,455	50,569	18,886

Net Loss For the Period	(69,455)	(50,569)	(18,886)

Net Loss Per Share – Basic and Diluted		(0.01)	–

Weighted Average Shares Outstanding		5,972,000	4,931,000

Schedule 14C	32	3/3/2009

Charmed Homes Inc. (A Development Stage Company) Statements of Cash Flows (Expressed in US dollars)

			For the period from
	Accumulated from	For the Year	June 27, 2006 (Date
	June 27, 2006	Ended	of Inception)
	(Date of Inception)	January 31,	To January 31,
	to January 31, 2008	2008	2007
	$	$	$
Operating Activities

Net loss	(69,455)	(50,569)	(18,886)

Adjustments to reconcile net loss to cash

Donated rent	3,800	2,400	1,400
Donated services	5,700	3,600	2,100

Change in operating assets and liabilities

Accounts payable	2,796	2,416	380
Inventory	(489,844)	(489,844)	–

Net Cash Used In Operating Activities	(547,003)	(531,997)	(15,006)

Financing Activities

Advances from a related party	395,751	380,751	15,000
Proceeds from issuance of common stock	174,000	169,000	5,000

Net Cash Flows Provided By Financing Activities	569,751	549,751	20,000

Increase in Cash	22,748	17,754	4,994

Cash - Beginning of Period	–	4,994	-

Cash - End of Period	22,748	22,748	4,994

Supplemental Disclosures

Interest paid	–	–	–
Income taxes paid	–	–	–

Schedule 14C	33	3/3/2009

Charmed Homes Inc.
(A Development Stage Company)
Statement of Stockholders’ Equity (Deficit)
For the Period from June 27, 2006 (Date of Inception) to January 31, 2008
(Expressed in US dollars)

					Deficit
					Accumulated
			Additional		During the
	Common Stock		Paid-In	Donated Development
	Shares	Par Value Capital		Capital	Stage	Total
	#	$	$	$	$	$
Balance - June 27, 2006 (Date of
Inception)	–	–	–	–	–	–
Common stock issued for cash at $0.001
per share	5,000,000	50	4,950	–	–	5,000
Donated services and rent	–	–	–	3,500	–	3,500
Net loss for the period	–	–	–	–	(18,886)	(18,886)
Balance - January 31, 2007	5,000,000	50	4,950	3,500	(18,886)	(10,386)
Common stock issued for cash at $0.10 per
share	1,690,000	17	168,983	–	–	169,000
Donated capital	–	–	–	6,000	–	6,000
Net loss for the year	–	–	–	–	(50,569)	(50,569)
Balance - January 31, 2008	6,690,000	67	173,933	9,500	(69,455)	114,045

Schedule 14C	34	3/3/2009

Charmed Homes Inc.
(A Development Stage Company)
Notes to the Financial Statements
January 31, 2008

1.	Nature of Operations and Continuance of Business

Charmed Homes Inc. (the “Company”) was incorporated in the State of Nevada on June 27, 2006. The Company is a Development Stage Company, as defined by Statement of Financial Accounting Standard (“SFAS”) No.7 “Accounting and Reporting by Development Stage Enterprises”. The Company’s principal business is the building of homes in Calgary, Alberta, Canada.

These financial statements have been prepared on a going concern basis, which implies the Company will continue to realize its assets and discharge its liabilities in the normal course of business. The Company has never generated revenues since inception and has never paid any dividends and is unlikely to pay dividends or generate earnings in the immediate or foreseeable future. The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, the ability of the Company to obtain necessary equity financing to continue operations, and the attainment of profitable operations. As at January31,2008, the Company has never generated any revenues and has accumulated losses of $69,455. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

The Company filed an SB-2 Registration Statement (“SB-2) with the United States Securities and Exchange Commission which was declared effective on April 26, 2007. Pursuant to the SB-2, the Company is authorized to issue up to 2,000,000 common shares at a price of $0.10 per share for cash proceeds of $200,000. As at January 31, 2008, the Company has issued 1,690,000 common shares for gross proceeds of $169,000.

2.	Summary of Significant Accounting Policies

	a)	Basis of Presentation

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States, and are expressed in US dollars. The Company’s fiscal year-end is January 31.

	b)	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

The Company regularly evaluates estimates and assumptions related to donated expenses, valuation of inventory and deferred income tax asset valuations. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

	c)	Basic and Diluted Net Income (Loss) Per Share

The Company computes net income (loss) per share in accordance with SFAS No. 128, "Earnings per Share" (“SFAS 128”). SFAS 128 requires presentation of both basic and diluted earnings per share (EPS) on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing Diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti dilutive.

Schedule 14C	35	3/3/2009

Charmed Homes Inc.
(A Development Stage Company)
Notes to the Financial Statements
January 31, 2008

2.	Summary of Significant Accounting Policies (continued)

	d)	Comprehensive Loss

SFAS No. 130, “Reporting Comprehensive Income,” establishes standards for the reporting and display of comprehensive loss and its components in the financial statements. As at January 31, 2008 and 2007, the Company has no items that represent a comprehensive loss and, therefore, has not included a schedule of comprehensive loss in the financial statements.

	e)	Cash and Cash Equivalents

The Company considers all highly liquid instruments with maturity of three months or less at the time of issuance to be cash equivalents.

	f)	Inventory

Inventory consists of building products and work in progress with respect to the construction of a house for purposes of resale, and is recorded on a first in, first out basis.

	g)	Financial Instruments

Financial instruments, which include cash, accounts payable and amounts due to a related party, were estimated to approximate their carrying values due to the immediate or short-term maturity of these financial instruments. The Company’s operations are in Canada, which results in exposure to market risks from changes in foreign currency rates. The financial risk is the risk to the Company’s operations that arise from fluctuations in foreign exchange rates and the degree of volatility of these rates. Currently, the Company does not use derivative instruments to reduce its exposure to foreign currency risk.

	h)	Income Taxes

Potential benefits of income tax losses are not recognized in the accounts until realization is more likely than not. The Company has adopted SFAS No. 109 “Accounting for Income Taxes” as of its inception. Pursuant to SFAS No. 109 the Company is required to compute tax asset benefits for net operating losses carried forward. Potential benefit of net operating losses have not been recognized in these financial statements because the Company cannot be assured it is more likely than not it will utilize the net operating losses carried forward in future years.

	i)	Foreign Currency Translation

The Company’s functional and reporting currency is the United States dollar. Monetary assets and liabilities denominated in foreign currencies are translated in accordance with SFAS No. 52 “Foreign Currency Translation”, using the exchange rate prevailing at the balance sheet date. Gains and losses arising on settlement of foreign currency denominated transactions or balances are included in the determination of income. Foreign currency transactions are primarily undertaken in Canadian dollars. The Company has not, to the date of these financials statements, entered into derivative instruments to offset the impact of foreign currency fluctuations.

	j)	Revenue Recognition

The Company recognizes revenue in accordance with SFAS No. 66, ”Accounting for Sales of Real Estate”. The sale of constructed homes will be recognized in full once the real estate property has sold, the profit is determinable, collectibility of the sales price is reasonably assured, and the earnings process is virtually complete whereas the Company is no longer further obligated to perform significant activities after the sale to earn the profit.

	k)	Recent Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities – an amendment to FASB Statement No. 133”. SFAS No. 161 is intended to improve financial standards for derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance, and cash flows. Entities are required to provide enhanced disclosures about: (a) how and why an entity uses derivative instruments; (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations; and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal years beginning after November 15, 2008, with early adoption encouraged. The Company is currently evaluating the impact of SFAS No. 161 on its financial statements.

Schedule 14C	36	3/3/2009

Charmed Homes Inc.
(A Development Stage Company)
Notes to the Financial Statements
January 31, 2008

2.	Summary of Significant Accounting Policies (continued)

	k)	Recent Accounting Pronouncements (continued)

In December 2007, the FASB issued No. 160 “Noncontrolling Interests in Consolidated Financial Statements-an amendment of ARB No.51” SFAS No. 160 requires consolidated net income to be reported at amounts that include the amounts attributable to both the parent and the noncontrolling interest. It also requires disclosure, on the face of the consolidated statement of income, of the amounts of consolidated net income attributable to the parent and to the non controlling interest. SFAS No. 160 also requires that a parent recognize a gain or loss in net income when a subsidiary is deconsolidated. SAFAS No. 160 also requires expanded disclosures in the consolidated financial statements that clearly identify and distinguish between the interests of the parent’s owners and the interests of the noncontrolling owners of a subsidiary. SFAS No. 160 is effective for financial statements issued for fiscal years beginning after December 15, 2008. The Company is currently evaluating the impact of SFAS No. 160 on its financial statements.

In February 2007, the Financial Accounting Standards Board “(FASB)” issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities-Including and amendment of FASB Statement No. 115”. SFAS No. 159 permits entities to choose to measure many financial instruments and certain other items at fair value. SFAS No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As such, the Company is required to adopt these provisions at the beginning of the fiscal year ending January 31, 2009. The Company is currently evaluating the impact of SFAS No. 159 on its financial statements, and the adoption of this statement is not expected to have a material effect on the Company’s financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements”. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As such, the Company is required to adopt these provisions at the beginning of the fiscal year ending January 31, 2009. The Company is currently evaluating the impact of SFAS No. 157 on its financial statements, and the adoption of this standard is not expected to have a material effect on the Company’s financial statements.

	l)	Recently Adopted Accounting Pronouncements

In September 2006, the SEC issued Staff Accounting Bulletin (“SAB”) No 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements” SAB No. 108 addresses how the effects of prior year uncorrected misstatements should be considered when quantifying misstatements in current year financial statements. SAB No. 108 requires companies to quantify misstatements using a balance sheet and income statement approach and to evaluate whether either approach results in quantifying an error that is material in light of relevant quantitative and qualitative factors. SAB No. 108 is effective for periods ending after November 15, 2006. The adoption of this statement had no material effect on the Company’s reported financial position or results of operations.

In September 2006, the FASB issued SFAS No. 158 “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans-an amendment of FASB Statements No. 87, 88, 106 and 132 (R)” SFAS No. 158 requires employers to recognize the over funded or under funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. SFAS No. 158 also requires an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. The provisions of SFAS No. 158 are effective for employers with publicly traded equity securities as of the end of the fiscal year ending after December 15, 2006. The adoption of this statement had no material effect on the Company’s reported financial position or results of operations.

Schedule 14C	37	3/3/2009

Charmed Homes Inc.
(A Development Stage Company)
Notes to the Financial Statements
January 31, 2008

3.	Inventory
		January 31,	January 31,
		2008	2007
		$	$
	Land	153,653		–
	Building	311,844		–
	Other	24,347		–
		489,844		–

4.	Related Party Transactions

a)

During the year ended January 31, 2008, the President of the Company advanced $25,000 to the Company, paid $5,500 (2007 - $15,000) of expenses on behalf of the Company and paid $344,202 (CDN $353,805) to close on the house purchase to the Company. As at January 31, 2008, the Company owes $388,695 (2007 - $15,000) to the President of the Company. The amount owing is unsecured, non-interest bearing, and payable on demand.

b)

Commencing July 1, 2006, the President of the Company provided management services and office space to the Company with a fair value of $300 and $200 per month, respectively. During the year ended January 31, 2008, the Company recorded donated services of $3,600 (2007 - $2,100) and donated rent of $2,400 (2007 - $1,400).

5.	Common Stock

a)	In July 2007, the Company issued 1,690,000 common shares of the Company at a price of $0.10 per common share for proceeds of $169,000 pursuant to an SB-2 Registration Statement.

b)	On July 15, 2006, the Company issued 5,000,000 shares of common stock to officers and directors at a price of $0.001 per share for cash proceeds of $5,000.

6.	Income Taxes

The Company has adopted the provisions of SFAS 109, “Accounting for Income Taxes”. Pursuant to SFAS 109 the Company is required to compute tax asset benefits for net operating losses carried forward. The potential benefit of net operating losses have not been recognized in the financial statements because the Company cannot be assured that it is more likely than not that it will utilize the net operating losses carried forward in future years.

The components of the net deferred tax asset at January 31, 2008 and 2007, the statutory tax rate, the effective tax rate and the amount of the valuation allowance are indicated below:

	January 31,	January 31,
	2008	2007
	$	$
(Loss) before taxes	(50,569)	(18,886)
Statutory rate	32%	34%

Computed expected tax recovery	(16,182)	(6,421)
Non-deductible expenses	1,920	1,190
Change in valuation allowance	14,262	5,231
Reported income taxes	–	–

Schedule 14C	38	3/3/2009

Charmed Homes Inc.
(A Development Stage Company)
Notes to the Financial Statements
January 31, 2008

6.	Income Taxes (continued)

		January 31,	January 31,
		2008	2007
		$	$
	Deferred tax asset
	- Cumulative net operating losses	19,493	5,231
	- Less valuation allowance	(19,493)	(5,231)
	Net deferred tax asset	–	–

The Company has incurred operating losses of $59,955 which, if unutilized, will expire through to 2028. Future tax benefits, which may arise as a result of these losses, have not been recognized in these financial statements, and have been offset by a valuation allowance. The following table lists the fiscal year in which the loss was incurred and the expiration date of the operating:

		Expiration
	Net	Date of
	Loss	Operating
Year Incurred	$	Loss
2007	15,386	2027
2008	44,569	2028
	59,955

Schedule 14C	39	3/3/2009

Management's Discussion and Analysis of Financial Condition and Results of Operations

     This section, which is based on the Management's Discussion and Analysis section contained in our most recent quarterly report on Form 10-Q for the quarter ended October 31, 2008 and in our most recent annual report on Form 10-K for the fiscal year ended January 31, 2008, includes a number of forward-looking statements that reflect our current views with respect to future events and financial performance. Forward-looking statements are often identified by words like: believe, expect, estimate, anticipate, intend, project and similar expressions, or words which, by their nature, refer to future events. You should not place undue certainty on these forward-looking statements, which apply only as of the date of the quarterly and annual report, as applicable. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or our predictions.

     We are a development-stage corporation and at this point we have realized a nominal profit on our first project.

     Our auditors have issued a going concern opinion. This means that our auditors believe there is substantial doubt that we can continue as an on-going business for the next twelve months unless we obtain additional capital to pay our bills. This is because we have not purchased any contracts and only generated nominal revenues from the first development. We must raise cash from operations. Our only other source for cash at this time is investments by others in our company. We must raise cash to continue our operations. Even with the money we raised from our public offering, we do not know how long the money will last, however, we do believe it will last twelve months. Operations are now under way since we raised the money from our public offering.

     To meet our need for cash, we have raised money through the public offering. We cannot guarantee that once we begin operations we will stay in business after operations have commenced. Further, if we are unable to attract enough clients to utilize our services, we may quickly use up the proceeds from the minimum amount of money from our public offering and will need to find alternative sources, like a second public offering, a private placement of securities, or loans from our officers or others in order for us to maintain our operations. At the present time, we have not made any arrangements to raise additional cash, other than through our public offering.

     If we need additional cash and cannot raise it, we will either have to suspend operations until we do raise the cash, or cease operations entirely. We believe the amount raised from our public offering will last a year but with limited funds available to develop growth strategy. If at some point we need more money, we will have to revert to obtaining additional money as described in this paragraph. Other than as described in this paragraph, we have no other financing plans.

Operations to Date

     With the success of our offering, we were able to begin our operations. We established our office and acquired the equipment we needed to begin. We did not hire any employees up to this point and our officers and directors are handling the administrative duties.

     We located a suitable piece of land in order to start our first project. The lot was acquired in the community of Lake Chaparral.

     Once the land was located, we chose a home plan which best suited the property. The blueprints were drawn up, specifications outlined and decisions on materials made.

     Initial financing through the bank was avoided by obtaining an interest free loan of $25,000 from our President Ian Quinn. The plot plan and blueprint were submitted to the developer of the subdivision and approvals were received.

Schedule 14C	40	3/3/2009

     The process of tendering out for construction was avoided by working with Shane Homes, who have all the suppliers and trades people in place. Construction of the home was completed at the end of December, approximately three months earlier than expected.

     The home was listed as soon as it was completed as it was decided that with the slowing in the market it would be best to market the home once it was showing its best.

     The home is now sold, but with the significantly slower market in Calgary and area, it took much longer that expected to sell and we did not realize the profit we had anticipated. The sale of the home was just completed on June 3, 2008.

     Due to the state of the Calgary housing market, there is a tremendous amount of new home inventory available and house prices are dropping significantly. Therefore we have discontinued our operations in home building.

Future Operations

     Because of the change in the economy, we believed that it was in the best interests of our shareholders to change our business course, and thus we entered into the Merger Agreement described elsewhere in this Information Statement.

Limited Operating History; Need For Additional Capital

     There is limited historical financial information about us upon which to base an evaluation of our performance. We are in start-up stage operations and have not generated any significant revenues. We cannot guarantee we will be successful in our future proposed business operations following the Merger. Our business is subject to risks inherent in the establishment of a new business enterprise, including limited capital resources and possible cost overruns due to price and cost increases in services and products.

     We have no assurance that future financing will be available to us on acceptable terms. If financing is not available on satisfactory terms, we may be unable to continue, develop or expand our operations. Equity financing could result in additional dilution to existing shareholders.

Results of Operations

From Inception on June 27, 2006 to October 31, 2008

     During this period we incorporated the company, hired the attorney, and hired the auditor for the preparation of our registration statement. Our loss since inception is $94,097 of which $78,161 is for professional fees; $14,000 for donated rent and services; $3,307 is for filing fees and general office costs; and $1,320 is for property tax and utilities and $12,376 is for foreign exchange loss. We have changed our proposed business operations and will continue to seek to complete the Merger with Iveda.

     Since inception, we have issued 5,000,000 shares of common stock to our officers and directors for cash proceeds of $5,000. In August 2007, we completed our public offering by selling 1,690,000 shares of common stock and raising $169,000.

From Inception on June 27, 2006 to January 31, 2008

     During this period we incorporated the company, hired the attorney, and hired the auditor for the preparation of our registration statement. We have also completed building our first home which is presently listed on MLS to be sold. Our loss since inception is $69,455 of which $49,783 is for professional fees; $9,500 for donated rent and services; $3,096 is for filing fees and general office costs; and $7,076 is for foreign exchange loss. We have started our proposed business operations and will continue to identify building lot/lots to purchase. We will continue to assess the real estate market in the Calgary area.

Schedule 14C	41	3/3/2009

     Since inception, we issued 5,000,000 shares of common stock to our officers and directors for cash proceeds of $5,000. In August, 2007, we completed our public offering by selling 1,690,000 share of common stock and raising $169,000.

Liquidity and capital resources

     On June 15, 2006, we issued 5,000,000 shares of common stock pursuant to the exemption from registration contained in section 4(2) of the Securities Act of 1933. This was accounted for as a sale of common stock. In August 2007, we also issued 1,690,000 shares of common stock (registered through our Form SB-2 registration statement) to 54 individuals. This was also accounted for as a sale of common stock.

     As of October 31, 2008, our total assets were $140,159 comprised of $140,159 in cash and our total liabilities were $46,256, comprised of a loan of $45,500 from our president, Ian Quinn and accounts payable of $756. Ian Quinn, our president, loaned us the sum of $45,500 to pay for legal, accounting, home building and other expenses. The amount due to Mr. Quinn will be repaid from the proceeds of our public offering, or by revenues generated from our operations. The loan is unsecured, without interest and due on demand. The agreement with Mr. Quinn is oral. There is no written documentation evidencing the same.

On June 3, 2008, we sold our real property for consideration of CDN$510,000.

     As of January 31, 2008, our total assets were $512,592 comprised of $22,748 in cash and $489,844 in real estate property and our total liabilities were $398,547, comprised of a loan of $395,751 from our president, Ian Quinn, and accounts payable of $2,796. Ian Quinn, our president, loaned us the sum of $395,751 to pay for legal, accounting, home building and other expenses. The amount due to Mr. Quinn will be repaid from the proceeds of our public offering, or by revenues generated from our operations. The loan is unsecured, without interest and due on demand. The agreement with Mr. Quinn is oral. There is no written documentation evidencing the same.

Recent Accounting Pronouncements

     In March 2008, the Financial Accounting Standards Board ("FASB") issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities – an amendment to FASB Statement No. 133". SFAS No. 161 is intended to improve financial standards for derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance, and cash flows. Entities are required to provide enhanced disclosures about: (a) how and why an entity uses derivative instruments; (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations; and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal years beginning after November 15, 2008, with early adoption encouraged. The Company is currently evaluating the impact of SFAS No. 161 on its financial statements.

     In December 2007, the FASB issued No. 160 "Noncontrolling Interests in Consolidated Financial Statements-an amendment of ARB No.51" SFAS No. 160 requires consolidated net income to be reported at amounts that include the amounts attributable to both the parent and the noncontrolling interest. It also requires disclosure, on the face of the consolidated statement of income, of the amounts of consolidated net income attributable to the parent and to the non controlling interest. SFAS No. 160 also requires that a parent recognize a gain or loss in net income when a subsidiary is deconsolidated. SAFAS No. 160 also requires expanded disclosures in the consolidated financial statements that clearly identify and distinguish between the interests of the parent's owners and the interests of the noncontrolling owners of a subsidiary. SFAS No. 160 is effective for financial statements issued for fiscal years beginning after December 15, 2008. The Company is currently evaluating the impact of SFAS No. 160 on its financial statements.

Schedule 14C	42	3/3/2009

     In February 2007, the Financial Accounting Standards Board (FASB) issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities-Including and amendment of FASB Statement No. 115". SFAS No. 159 permits entities to choose to measure many financial instruments and certain other items at fair value. SFAS No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As such, the Company is required to adopt these provisions at the beginning of the fiscal year ending January 31, 2009. The Company is currently evaluating the impact of SFAS No. 159 on its financial statements.

     In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements". SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles ("GAAP"), and expands disclosures about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As such, the Company is required to adopt these provisions at the beginning of the fiscal year ending February 28, 2009. The Company is currently evaluating the impact of SFAS No. 157 on its financial statements.

     In September 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans – an amendment of FASB Statements No. 87, 88, 106, and 132(R)". This statement requires employers to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This statement also requires an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. The provisions of SFAS No. 158 are effective for employers with publicly traded equity securities as of the end of the fiscal year ending after December 15, 2006. The adoption of this statement did not have a material effect on the Company's future reported financial position or results of operations.

     In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statements No. 109" (FIN 48). FIN 48 clarifies the accounting for uncertainty in income taxes by prescribing a two-step method of first evaluating whether a tax position has met a more likely than not recognition threshold and second, measuring that tax position to determine the amount of benefit to be recognized in the financial statements. FIN 48 provides guidance on the presentation of such positions within a classified statement of financial position as well as on derecognition, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The adoption of this standard did not have a material effect on the Company's results of operations or financial position.

Changes in and Disagreements With Accountants on Accounting and Financial Disclosure

     There have been no disagreements on accounting and financial disclosures from the inception of our company through the date of this Information Statement. Our financial statements for the period from inception to January 31, 2008, included in our most recent annual report have been audited by Manning Elliott LLC, Chartered Accountants, 701 West Georgia Street, Suite 1400, Vancouver, British Columbia V7Y 1C6.

Quantitative and Qualitative Disclosures About Market Risk

     We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

GENERAL INFORMATION

Costs

     The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Company's common stock.

Schedule 14C	43	3/3/2009

Record Date

     The close of business on November 21, 2008 has been fixed as the record date for the determination of shareholders entitled to receive this Information Statement.

Outstanding Shares and Voting Rights

     On November 21, 2008 (the "Record Date"), the Company had 6,690,000 shares of common stock, $0.00001 par value, outstanding. Holders of these shares would have been entitled to vote if a meeting was required to be held. Each share of the Company's common stock is entitled to one vote. The outstanding shares of common stock at the close of business on the Record Date were held by approximately 55 shareholders of record.

Material Terms of the Common Stock

     The authorized Common Stock of the Company consists of 200,000,000 shares, par value $0.00001. The holders of shares of Common Stock are entitled to one vote for each share held of record on each matter submitted to shareholders. Shares of Common Stock do not have cumulative voting rights for the election of directors. The holders of shares of Common Stock are entitled to receive such dividends as the Board of Directors may from time to time declare out of funds legally available for the payment of dividends, although the Company does not intend to declare any dividends for the foreseeable future. The holders of shares of Common Stock do not have any preemptive rights to subscribe for or purchase any stock or other securities of the Company and have no rights to convert their Common Stock into any other securities. On liquidation, holders of shares of Common Stock are entitled to receive pro rata all of the assets of the Company available for distribution to shareholders.

Interest of Certain Persons in Matters to be Acted Upon

Not applicable.

Security Ownership of Certain Beneficial Owners and Management

     As of November 21, 2008, there were 6,690,000 common shares outstanding. The following tabulates holdings of shares of the Company's common stock by each person who, as of November 21, 2008, holds of record or is known by management to own beneficially more than 5.0% of the common shares and, in addition, by all directors and officers of the Company individually and as a group.

SHARE OWNERSHIP AS OF NOVEMBER 21, 2008

	Name and Address of	Common Stock	Percent of
	Beneficial Owner	Beneficially Owned	Common Stock Owned(1)

	Ian Quinn (CEO, CFO, Chairman)	2,500,000	37.37%
	60 Mt Kidd Pt SE
	Calgary, Alberta
	Canada T2Z 3C5

	Kevin Liggins (Secretary, Director)	2,500,000	37.37%
	1308 Bayside Ave. SW
	Airdrie, Alberta
	Canada T4B 2X4

	All Officers and Directors	5,000,000	74.74%
	as a group (2 individuals)

(1)	Percentage ownership is based on 6,690,000 shares of Common Stock outstanding on November 21, 2008.

Schedule 14C	44	3/3/2009

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

     The Company is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and Form 10-Q with the Securities and Exchange Commission ("SEC"). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. You may obtain information on the operation of the SEC's Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC may be obtained free of charge.

By order of the Board of Directors,

Ian Quinn
CEO, President and Chairman

Schedule 14C	46	3/3/2009

ROSS MILLER Secretary of State 204 North Carson Street, Ste 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
Charmed Homes Inc.

2. The articles have been amended as follows: (provide article numbers, if available)
Article 1 has been deleted in its entirety and the following subsititued therefor:
"Name of Corporation: Iveda Corporation"

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 74.74%

4. Effective date of filing: (optional)
(must not be later than 90 days after the certificate is filed)
5. Signature: (required)

X  IAN QUINN
Signature of Officer

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT:	Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

Nevada Secretary of State Amend Profit-After
This form must be accompanied by appropriate fees.	Revised: 7-1-08

MERGER AGREEMENT

AMONG

CHARMED HOMES INC.,

CHARMED HOMES SUBSIDIARY, INC.,

CERTAIN SHAREHOLDERS,

AND

INTELASIGHT, INC.

January 8, 2009

TABLE OF CONTENTS

1.	DEFINITIONS		1

2.	BASIC TRANSACTION		6
	2.1	The Merger	6
	2.2	The Closing	6
	2.3	Actions at the Closing	6
	2.4	Effect of Merger	6
	2.5	Closing of Transfer Records	7
	2.6	Dissenting Shares	7

3.	REPRESENTATIONS AND WARRANTIES OF THE TARGET		7
	3.1	Organization, Qualification, and Corporate Power	8
	3.2	Capitalization	8
	3.3	Authorization of Transaction	8
	3.4	Noncontravention	8
	3.5	Financial Statements	9
	3.6	Books And Records	9
	3.7	Title To Properties; Encumbrances	9
	3.8	Condition And Sufficiency Of Assets	10
	3.9	No Undisclosed Liabilities	10
	3.10	Taxes	10
	3.11	Compliance With Legal Requirements; Governmental Authorizations	10
	3.12	Legal Proceedings; Orders	11
	3.13	Contracts; No Defaults	12
	3.14	Insurance	14
	3.15	Environmental Matters	15
	3.16	Employees	15
	3.17	Labor Relations; Compliance	16
	3.18	Intellectual Property	16
	3.19	Certain Payments	18
	3.20	Relationships With Related Persons	18
	3.21	Brokers' Fees	18
	3.22	Tax Treatment	18
	3.23	Disclosure	18

4	REPRESENTATIONS AND WARRANTIES OF THE BUYER AND THE TRANSITORY
SUBSIDIARY AND THE MAJOR BUYER SHAREHOLDERS			19
	4.1	Organization	19
	4.2	No Brokers' Fees	19
	4.3	Buyer's Securities	19

	4.4	Limited Business Conducted	20
	4.5	Undisclosed Liabilities	20
	4.6	Authorization of Transaction	20
	4.7	Disclosure	20
	4.8	Filings with the SEC	20
	4.9	Financial Statements	21
	4.10	Books and Records	21
	4.11	No Contravention	21
	4.12	Reporting Company Status	22
	4.13	No Injunctions	22
	4.14	Antitakeover Statutes and Rights Agreement; Dissenters Rights	22
	4.15	Absence of Certain Changes	22
	4.16	Compliance with Laws and Court Orders	23
	4.17	Tax Treatment	23
	4.18	Litigation	23
	4.19	Agreements, Contracts and Commitments	23
	4.20	Taxes	23
	4.21	Relationships With Related Persons	24
	4.22	Disclosure	24

5.	COVENANTS		24
	5.1	General	24
	5.2	Notices and Consents	24
	5.3	Regulatory Matters and Approvals	24
	5.4	Operation of Business	25
	5.5	Full Access	26
	5.6	Notice of Developments	26
	5.7	Exclusivity	26

6.	CONDITIONS TO OBLIGATION TO CLOSE		26
	6.1	Conditions to Obligation of the Buyer and the Transitory Subsidiary	26
	6.2	Conditions to Obligation of the Target	27

7.	INDEMNIFICATION		28
	7.1	Indemnification	28
	7.2	Warranty of No Claims	29
	7.3	Indemnity Procedure	29
	7.4	Payment	29

8.	TERMINATION		30
	8.1	Termination of Agreement	30
	8.2	Effect of Termination	30

9.	MISCELLANEOUS		30
	9.1	Survival	30

9.2	Press Releases and Public Announcements	31
9.3	No Third-Party Beneficiaries	31
9.4	Entire Agreement	31
9.5	Succession and Assignment	31
9.6	Counterparts	31
9.7	Headings	31
9.8	Notices	31
9.9	Governing Law	32
9.10	Amendments and Waivers	32
9.11	Severability	33
9.12	Expenses	33
9.13	Construction	33
9.14	Incorporation of Exhibits and Schedules	33
9.15	Separate Counsel	33

Exhibit A – Articles of Merger
Exhibit B – Stock Option Plan
Exhibit C – Stock Purchase Agreement
Disclosure Schedule -- Exceptions to Representations and Warranties

MERGER AGREEMENT

     This Merger Agreement (the “Agreement”) is entered into as of January 8, 2009, by and among Charmed Homes Inc., a Nevada corporation (the "Buyer"), Charmed Homes Subsidiary, Inc., a Nevada corporation that is a wholly-owned Subsidiary of the Buyer (the "Transitory Subsidiary"), and IntelaSight, Inc., a Washington corporation (the "Target"). The Buyer, the Transitory Subsidiary, and the Target are referred to collectively herein as the "Parties."

      A.     Target is engaged in the business of providing video hosting and remote monitoring services.

     B.     Buyer is a public company without any significant ongoing business operations whose shareholders would like to acquire Target as it has operations which Buyer believes could be financed by the public markets.

     C.     Target needs financing to meet its business objectives and Target's management believes the needed financing may become more readily available following the merger due to the anticipated increase in liquidity of the combined companies.

     D.     Transitory Subsidiary has been formed to merge with and into the Target pursuant to a non-taxable reorganization under Section 368(a) (1) (A) of the Internal Revenue Code of 1986, as amended ("Code"), and specifically as a reverse triangular merger as authorized by Section 368(a) (2) (E) of the Code whereby the Common Stock and other securities of the Buyer shall be used as consideration for the transaction.

     Now, therefore, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows:

1.   DEFINITIONS.

     "Affiliate" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act.

      "Articles of Merger" has the meaning set forth in Section 2.3 below. "Audited Statements" has the meaning set forth in Section 3.5 below. "Buyer" has the meaning set forth in the preface above.

      "Buyer Options" means any options to purchase Common Stock issued by Buyer.

      "Buyer Preferred Shares" means any shares of Preferred Stock, of any series, issued by Buyer.

     "Buyer Securities" means all Buyer Options, Buyer Preferred Shares, Buyer Shares, and Buyer Warrants.

      "Buyer Special Meeting" has the meaning set forth in Section 5.3(d) below.

     "Buyer Shares" means any shares of Common Stock, $.0001 par value per share, issued by Buyer.

     "Buyer Warrants" means any warrants to purchase Preferred or Common Stock issued by the Buyer.

      "Closing" has the meaning set forth in Section 2.2 below.

      "Closing Date" has the meaning set forth in Section 2.2 below.

     "Confidential Information" means any information concerning the businesses and affairs of the Target that is not already generally available to the public.

     "Consent" means any approval, consent, ratification, waiver, or other authorization (including any Governmental Authorization).

     "Contract" means any agreement, contract, obligation, promise, or undertaking (whether written or oral and whether express or implied) that is legally binding.

      "Derivative Securities" shall mean those securities as defined in Section 3.2 below. "Disclosure Schedule" has the meaning set forth in Section 3 below. "Dissenting Share" has the meaning set forth in Section 2.6 below.

      "Effective Time" has the meaning set forth in Section 2.4(a) below.

     "Encumbrance" means any charge, claim, community property interest, condition, equitable interest, lien, option, pledge, security interest, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income, or exercise of any other attribute of ownership.

     "ERISA" means the Employee Retirement Income Security Act of 1974 or any successor law, and regulations and rules issued pursuant to that Act or any successor law.

     "GAAP" means United States generally accepted accounting principles as in effect from time to time.

     "Governmental Authorization" means any approval, consent, license, permit, waiver, or other authorization issued, granted, given, or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement.

      "Governmental Body" means any:

               (a)     nation, state, county, city, town, village, district, or other jurisdiction of any nature;

                    (b)     federal, state, local, municipal, foreign, or other government;

               (c)     governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal);

                    (d)     multi-national organization or body; or

               (e)     body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

      "Intellectual Property Assets" has the meaning set forth in Section 3.18 below.

     "Knowledge" means an individual shall be deemed to have "Knowledge" of a particular fact or other matter if (i) such individual is actually aware of such fact or other matter, or (ii) a prudent individual could be expected to discover or otherwise become aware of such fact or other matter in the course of conducting a reasonably comprehensive investigation concerning the existence of such fact or other matter. A Person (other than an individual) will be deemed to have "Knowledge" of a particular fact or other matter if any individual who is serving, or who has at any time within the last six years served, as a director, officer, partner, executor, or trustee of such Person (or in any similar capacity) has, or at any time within the last six years had, Knowledge of such fact or other matter provided that the loyalty and diligence of such director, officer, partner, executor or trustee was at the time and under the circumstances Knowledge was acquired, steadfast and undiminished.

     "Legal Requirement" means any federal, state, local, municipal, foreign, international, multinational, or other administrative order, constitution, law, ordinance, principle of common law, regulation, statute, or treaty.

     "Major Buyer Shareholders" shall mean Ian Quinn and Kevin Liggins, who collectively own approximately 74% of the outstanding Buyer Shares.

       "Merger" has the meaning set forth in Section 2.1 below.

       "Merger Consideration" has the meaning set forth in Section 2.4(e) below.

       "Most Recent Fiscal Quarter End" has the meaning set forth in Section 4.9 below.

     "Nevada Business Corporation Act" means the Business Corporation Act of the State of Nevada, as amended.

     "Order" means any award, decision, injunction, judgment, order, ruling, subpoena, or verdict entered, issued, made, or rendered by any court, administrative agency, or other Governmental Body or by any arbitrator.

     "Ordinary Course of Business" means an action taken by a Person will be deemed to have been taken in the "Ordinary Course of Business" only if:

               (a)     such action is consistent with the past practices of such Person and is taken in the ordinary course of the normal day-to-day operations of such Person;

               (b)     such action is not required to be authorized by the board of directors of such Person (or by any Person or group of Persons exercising similar authority); and

               (c)     such action is similar in nature and magnitude to actions customarily taken, without any authorization by the board of directors (or by any Person or group of Persons exercising similar authority), in the ordinary course of the normal day-to-day operations of other Persons that are in the same line of business as such Person.

     "Organizational Documents" shall mean (a) the articles or certificate of incorporation and the bylaws of a corporation; (b) the partnership agreement and any statement of partnership of a general partnership; (c) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (d) any charter or similar document adopted or filed in connection with the creation, formation, or organization of a Person; and (e) any amendment to any of the foregoing.

       "Party" has the meaning set forth in the preface above.

     "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

     "Proceeding" means any action, arbitration, audit, hearing, investigation, litigation, or suit (whether civil, criminal, administrative, investigative, or informal) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Body, or arbitrator.

       "Related Person" means, with respect to a particular individual:

                    (a)     each other member of such individual's Family;

               (b)     any Person that is directly or indirectly controlled by such individual or one or more members of such individual's Family;

               (c)     any Person in which such individual or members of such individual's Family hold (individually or in the aggregate) a Material Interest; and

               (d)     any Person with respect to which such individual or one or more members of such individual's Family serves as a director, officer, partner, executor, or trustee (or in a similar capacity).

With respect to a specified Person other than an individual:

               (a)     any Person that directly or indirectly controls, is directly or indirectly controlled by, or is directly or indirectly under common control with such specified Person;

                    (b)     any Person that holds a Material Interest in such specified Person;

               (c)     each Person that serves as a director, officer, partner, executor, or trustee of such specified Person (or in a similar capacity);

                    (d)     any Person in which such specified Person holds a Material Interest;

               (e)     any Person with respect to which such specified Person serves as a general partner or a trustee (or in a similar capacity); and

                    (f)      any Related Person of any individual described in clause (b) or (c).

     For purposes of this definition, (a) the "Family" of an individual includes (i) the individual, (ii) the individual's spouse and former spouses, (iii) any other natural person who is related to the individual or the individual's spouse within the second degree, and (iv) any other natural person who resides with such individual, and (b) "Material Interest" means direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of voting securities or other voting interests representing at least 5% of the outstanding voting power of a Person or equity securities or other equity interests representing at least 5% of the outstanding equity securities or equity interests in a Person.

     "Requisite Shareholder Approval" means the affirmative vote of the holders of fifty and one-tenth percent (50.1%) of the Target Shares.

      "SEC" means the Securities and Exchange Commission.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Security Interest" means any mortgage, pledge, lien, encumbrance, charge, or other security interest, other than (a) mechanic's, materialman's, and similar liens, (b) liens for taxes not yet due and payable or for taxes that the taxpayer is contesting in good faith through appropriate proceedings, (c) purchase money liens and liens securing rental payments under capital lease arrangements, and (d) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.

     "Subsidiary" means any corporation with respect to which a specified Person (or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

      "Surviving Corporation" has the meaning set forth in Section 2.1 below.

      "Target" has the meaning set forth in the preface above.

      "Target Options" means any options to purchase Common Stock issued by Target.

     "Target PPM" means the private placement memorandum and consent notice prepared by Target for distribution to its shareholders in connection with the Merger.

      "Target Preferred Shares" means any shares of Preferred Stock, of any series, issued by Target.

     "Target Securities" means all Target Options, Target Preferred Shares, Target Shares and Target Warrants.

      "Target Securityholder" means any Person who or which holds any Target Securities.

      "Target Share" means any share of the Common Stock, $.001 par value per share, of the Target.

     "Target Shareholder" means any Person who or which holds any Target Shares or Target Preferred Shares.

      "Target Special Meeting" has the meaning set forth in Section 5.3(b) below.

      "Target Warrants" means any warrants to purchase Preferred or Common Stock issued by Target.

     "Tax Return" means any return (including any information return), report, statement, schedule, notice, form, or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection, or payment of any tax or in connection with the administration, implementation, or enforcement of or compliance with any Legal Requirement relating to any tax.

     "Threatened" means that a claim, Proceeding, dispute, action, or other matter will be deemed to have been "Threatened" if any demand or statement has been made (orally or in writing) or any notice has been given (orally or in writing), or if any other event has occurred or any other circumstances exist, that would lead a prudent Person to conclude that such a claim, Proceeding, dispute, action, or other matter is likely to be asserted, commenced, taken, or otherwise pursued in the future.

      "Transitory Subsidiary" has the meaning set forth in the preface above.

     "Washington Business Corporation Act" means the Business Corporation Act of the State of Washington, as amended.

2.   BASIC TRANSACTION.

       2.1     The Merger.

     On and subject to the terms and conditions of this Agreement, the Transitory Subsidiary will merge with and into the Target (the "Merger") at the Effective Time. The Target shall be the corporation surviving the Merger (the "Surviving Corporation") and shall be a wholly-owned subsidiary of Buyer.

       2.2     The Closing.

     The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Keller Rohrback, PLC in Phoenix, Arizona, commencing at 10:00 a.m. local time on the second business day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself) or such other date as the Parties may mutually determine (the "Closing Date").

       2.3     Actions at the Closing.

     At the Closing, (i) the Target will deliver to the Buyer and the Transitory Subsidiary the various certificates, instruments, and documents referred to in Section 6.1 below, (ii) the Buyer and the Transitory Subsidiary will deliver to the Target the various certificates, instruments, and documents referred to in Section 6.2 below, (iii) the Target and the Transitory Subsidiary will file with the Secretaries of State of the States of Nevada and Washington Articles of Merger in the form attached hereto as Exhibit A (the "Articles of Merger"), and (iv) the Buyer will cause the Buyer Securities to be issued in exchange for the Target Securities in the manner provided in the Articles of Merger.

       2.4     Effect of Merger.

             (a)     General. The Merger shall become effective at the later of the times (the "Effective Time") that the Target and the Transitory Subsidiary file the Articles of Merger with the Secretaries of State of the States of Nevada and Washington. The Merger shall have the effects set forth in the Nevada Business Corporation Act and the Washington Business Corporation Act. The Surviving Corporation may, at any time after the Effective Time, take any action (including executing and delivering any document) in the name and on behalf of either the Target or the Transitory Subsidiary in order to carry out and effectuate the transactions contemplated by this Agreement.

             (b)     Articles of Incorporation. Unless otherwise determined by Buyer prior to the Effective Time, the Articles of Incorporation of the Target shall be the Articles of Incorporation of the Surviving Corporation until thereafter amended as provided by law and such Articles of Incorporation. Concurrent with the Merger, the name of Buyer shall be changed to "Iveda Corporation".

             (c)     Bylaws. The Bylaws of the Target, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation until thereafter amended, and the Bylaws of the Buyer shall remain unchanged until later amended by the Buyer's new Board of Directors.

             (d)     Directors and Officers. At least a majority of the directors and officers of the Target shall become directors and officers of the Surviving Corporation at and as of the Effective Time (retaining their respective positions and terms of office and as determined by Target). At the Effective Time, all of the directors and officers of the Buyer shall resign and the directors of the Buyer following the Merger shall be David Ly, Greg Omi, and one additional director to be appointed by Target and the officers of the Buyer shall be David Ly, President and CEO, Bob Brilon, CFO and Treasurer, and Luz Berg, Secretary.

               (e)     Conversion of Target Securities. At and as of the Effective Time, each Target Security (other than any Dissenting Share) shall be converted into the right to receive Buyer Securities as set forth in the Articles of Merger attached hereto as Exhibit A (the “Merger Consideration”). No Target Security shall be deemed to be outstanding or to have any rights other than those set forth above in this Section 2.4 after the Effective Time.

               (f)     Conversion of Capital Stock of the Transitory Subsidiary. At and as of the Effective Time, each share of Common Stock, $0.001 par value per share, of the Transitory Subsidiary shall be converted into one share of Common Stock, $0.001 par value per share, of the Surviving Corporation as set forth in the Articles of Merger attached hereto as Exhibit A. Each stock certificate of Transitory Subsidiary evidencing ownership of any such shares shall continue to evidence ownership of such shares of capital stock of the Surviving Corporation.

        2.5     Closing of Transfer Records.

     After the close of business on the Closing Date, transfers of Target Securities outstanding prior to the Effective Time shall not be made on the stock transfer books of the Surviving Corporation.

        2.6     Dissenting Shares.

               (a)     Notwithstanding any provision of this Agreement to the contrary, any Target Shares or Target Preferred Shares issued and outstanding immediately prior to the Effective Time that are held by a Target Shareholder who has exercised and perfected dissenters rights for such shares in accordance with the Washington Business Corporation Act and who, as of the Effective Time, has not effectively withdrawn or lost such appraisal rights ("Dissenting Shares"), shall not be converted into or represent a right to receive Buyer Shares or Buyer Preferred Shares pursuant to Section 2.4, but the holder thereof shall only be entitled to such rights as are granted by the Washington Business Corporation Act.

               (b)     Notwithstanding the provisions of subsection (a), if any holder of Dissenting Shares shall effectively withdraw or lose (through failure to perfect or otherwise) his or her dissenters rights, then, as of the later of Effective Time and the occurrence of such event, such holder's shares shall automatically be converted into and represent only the right to receive the Buyer Shares or Buyer Preferred Shares to which such Target Shareholder would otherwise be entitled under Section 2.4 upon surrender of the certificate representing such shares.

               (c)     The Target shall give the Buyer prompt notice of any written demand for appraisal received by the Target pursuant to the applicable provisions of the Washington Business Corporation Act and the opportunity to participate in all negotiations and proceedings with respect to such demands. The Target shall not, except with the prior written consent of the Buyer, voluntarily make any payment with respect to any such demands or offer to settle or settle any such demands.

              (d)     After payments of fair value in respect of Dissenting Shares have been made to dissenting shareholders pursuant to the Washington Business Corporation Act, such Dissenting Shares shall be canceled.

3.   REPRESENTATIONS AND WARRANTIES OF THE TARGET.

     The Target represents and warrants to Buyer and the Transitory Subsidiary that the statements contained in this Section 3 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 3), except as set forth in the Disclosure

Schedule accompanying this Agreement and initialed by the Parties (the "Disclosure Schedule"). The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Section 3.

       3.1     Organization, Qualification, and Corporate Power.

     Target is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation. Target is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required except where the lack of such qualification would not have a material adverse effect on the financial condition of the Target taken as a whole or on the ability of the Parties to consummate the transactions contemplated by this Agreement. Target has full corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it.

       3.2     Capitalization.

     The entire authorized capital stock of the Target consists of 40,000,000 Target Shares, of which 8,757,660 Target Shares are issued and outstanding and none are held in treasury, and 10,000,000 Target Preferred Shares, of which no Target Preferred Shares are issued and outstanding, and none are held in treasury designated into series as follows – 703,333 Target Series A Preferred Shares, of which none are issued and outstanding and none are held in treasury, and 1,241,176 Target Series A-1 Preferred Shares, of which none are issued and outstanding and none are held in treasury. All of the issued and outstanding Target Shares and Target Preferred Shares have been duly authorized and are validly issued, fully paid, and nonassessable, free and clear of all Encumbrances. Other than as set forth in Schedule 3.2 which shall be updated through the date of the Closing for future issuance of Target Options, if any, there are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require the Target to issue, sell, or otherwise cause to become outstanding any of its capital stock (collectively, "Derivative Securities"). There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to the Target. Schedule 3.2 contains a complete list of the holders of and the date of issuance of the Target Shares and the Derivative Securities and the number of securities held by each. None of the Target Shares or Derivative Securities was issued in violation of the Securities Act or any other Legal Requirement. Other than as set forth in Schedule 3.2, no registration rights have been given to any holder of capital stock or Derivative Securities. The Target does not have any Contract to acquire any equity securities or other securities of any Person or any direct or indirect equity or ownership interest in any other business.

       3.3     Authorization of Transaction.

     The Target has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder; provided, however, that the Target cannot consummate the Merger unless and until it receives the Requisite Shareholder Approval. This Agreement constitutes the valid and legally binding obligation of the Target, enforceable in accordance with its terms and conditions.

       3.4     Noncontravention.

     Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will, directly or indirectly, (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Target is subject or any provision of the charter or bylaws of Target or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Target is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets) or (iii) cause Target to become subject to, or to become liable for the payment of, any tax, or (iv) cause any of the assets owned by Target to be reassessed or revalued by any taxing authority or other Governmental Body. Other than in connection with the Washington Business Corporation Act, the Securities Exchange Act, the Securities Act, and the state securities laws, Target does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement. Except as set forth in Schedule 3.4, Target will not be required to give any notice to or obtain any Consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the transactions contemplated herein.

       3.5     Financial Statements.

     Buyer has received audited balance sheets of Target as of December 31 in each of the two years ended 2007 and 2006, and the related audited statements of income, changes in shareholders' equity, and cash flow for each of the fiscal years then ended, including the notes thereto, together with the report thereon of Eide Bailly LLP, independent certified public accountants (collectively, "Audited Statements"); an unaudited balance sheet of the Target as at September 30, 2008, (the "Interim Balance Sheet"), and the related audited statements of income, changes in shareholders' equity, and cash flow for the nine months then ended. Such financial statements and notes do and shall fairly present the financial condition and the results of operations, changes in shareholders' equity, and cash flow of the Target as at the respective dates of and for the periods referred to in such financial statements, all in accordance with GAAP. The financial statements referred to in this Section 3.5 shall reflect the consistent application of such accounting principles throughout the periods involved. No financial statements of any Person other than the Target are required by GAAP to be included in the consolidated financial statements of the Target.

       3.6     Books And Records.

     The minute books of the Target contain accurate and complete records of all meetings held of, and corporate action taken by, the shareholders, the Board of Directors, and committees of the Board of Directors of the Target, and no meeting of any such shareholders, Board of Directors, or committee has been held for which minutes have not been prepared and are not contained in such minute books. At the Closing, all of those books and records will be in the possession of the Target.

       3.7     Title To Properties; Encumbrances.

     Schedule 3.7 contains a complete and accurate list of all real property, leaseholds, or other interests therein owned by Target. The Target owns (with good and marketable title in the case of real property, subject only to the matters permitted by the following sentence) all the properties and assets (whether real, personal, or mixed and whether tangible or intangible) that it purports to own, including all of the properties and assets reflected in the Audited Statements and the Interim Balance Sheet (except for assets held under capitalized leases disclosed in Schedule 3.7 and personal property sold since the date of the Audited Statements and the Interim Balance Sheet, as the case may be, in the Ordinary Course of Business), and all of the properties and assets purchased or otherwise acquired by the Target since the date of the Audited Statements (except for personal property acquired and sold since the date of the Audited Statements in the Ordinary Course of Business and consistent with past practice). All material properties and assets reflected in the Audited Statements and the Interim Balance Sheet are free and clear of all Security Interests other than as set forth in Schedule 3.7.

       3.8     Condition And Sufficiency Of Assets.

     The equipment of the Target is in good operating condition and repair, and is adequate for the uses to which it is being put. The equipment will be sufficient for the continued conduct of the Target's business after the Closing in substantially the same manner as conducted prior to the Closing.

       3.9     No Undisclosed Liabilities.

     Except as set forth in Schedule 3.9, the Target has no liabilities or obligations of any nature (whether known or unknown and whether absolute, accrued, contingent, or otherwise) except for current liabilities incurred in the Ordinary Course of Business.

       3.10     Taxes.

               (a)     Except as set forth in Schedule 3.10, the Target has filed or caused to be filed (on a timely basis since inception of the Target) all Tax Returns that are or were required to be filed by or with respect to it, either separately or as a member of a group of corporations, pursuant to applicable Legal Requirements. Target has delivered to Buyer copies of all such Tax Returns filed since inception of the Target. The Target has paid all taxes that have become due pursuant to those Tax Returns or otherwise, or pursuant to any assessment received by Target, except such taxes, if any, as are listed in Schedule 3.10 and are being contested in good faith and as to which adequate reserves (determined in accordance with GAAP) have been provided in the Audited Statements and on the Interim Balance Sheet.

               (b)     The charges, accruals, and reserves with respect to Taxes on the respective books of Target are adequate (determined in accordance with GAAP) and are at least equal to Target's liability for Taxes. All taxes that Target is or was required by Legal Requirements to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the proper Governmental Body or other Person.

               (c)     All Tax Returns filed by (or that include on a consolidated basis) Target are true, correct, and complete. There is no tax sharing agreement that will require any payment by Target after the date of this Agreement.

       3.11     Compliance With Legal Requirements; Governmental Authorizations.

                    (a)     Except as set forth in Schedule 3.11:

                      (i)     Target is, and at all times since inception has been, in full compliance with each Legal Requirement that is or was applicable to it or to the conduct or operation of its business or the ownership or use of any of its assets;

                            (ii)     no event has occurred or circumstance exists that (with or without notice or lapse of time) (A) may constitute or result in a violation by Target of, or a failure on the part of Target to comply with, any Legal Requirement, or (B) may give rise to any obligation on the part of Target to undertake, or to bear all or any portion of the cost of, any remedial action of any nature; and

                            (iii)     Target has not received, at any time since inception, any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding (A) any actual, alleged, possible, or potential violation of, or failure to comply with, any Legal Requirement, or (B) any actual, alleged, possible, or potential obligation on the part of Target to undertake, or to bear all or any portion of the cost of, any remedial action of any nature.

     (b)     Schedule 3.11 contains a complete and accurate list of each Governmental Authorization that is held by Target or that otherwise relates to the business of, or to any of the assets owned or used by, Target. Each Governmental Authorization listed or required to be listed in Schedule 3.11 is valid and in full force and effect. Except as set forth in Schedule 3.11:

                 (i)     Target is, and at all times since inception has been, in full compliance with all of the terms and requirements of each Governmental Authorization identified or required to be identified in Schedule 3.11;

                 (ii)     no event has occurred or circumstance exists that may (with or without notice or lapse of time) (A) constitute or result directly or indirectly in a violation of or a failure to comply with any term or requirement of any Governmental Authorization listed or required to be listed in Schedule 3.11, or (B) result directly or indirectly in the revocation, withdrawal, suspension, cancellation, or termination of, or any modification to, any Governmental Authorization listed or required to be listed in Schedule 3.11;

                (iii)     Target has not received, at any time since inception, any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding (A) any actual, alleged, possible, or potential violation of or failure to comply with any term or requirement of any Governmental Authorization, or (B) any actual, proposed, possible, or potential revocation, withdrawal, suspension, cancellation, termination of, or modification to any Governmental Authorization; and

                 (iv)     all applications required to have been filed for the renewal of the Governmental Authorizations listed or required to be listed in Schedule 3.11 have been duly filed on a timely basis with the appropriate Governmental Bodies, and all other filings required to have been made with respect to such Governmental Authorizations have been duly made on a timely basis with the appropriate Governmental Bodies.

     The Governmental Authorizations listed in Schedule 3.11 collectively constitute all of the Governmental Authorizations necessary to permit Target to lawfully conduct and operate its business in the manner it currently conducts and operates such business and to permit the Target to own and use its assets in the manner in which it currently owns and uses such assets.

       3.12     Legal Proceedings; Orders.

                    (a)     Except as set forth in Schedule 3.12, there is no pending Proceeding:

                      (i)     that has been commenced by or against Target or that otherwise relates to or may affect the business of, or any of the assets owned or used by, Target; or

                            (ii)     that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, the Merger.

     (1)     No such Proceeding has been Threatened, and (2) no event has occurred or circumstance exists that may give rise to or serve as a basis for the commencement of any such Proceeding. Target has delivered to Buyer copies of all pleadings, correspondence, and other documents relating to each Proceeding listed in Schedule 3.12. The Proceedings listed in Schedule 3.12 will not have a material adverse effect on the business, operations, assets, condition, or prospects of Target.

                   (b)     Except as set forth in Schedule 3.12:

                      (i)     there is no Order to which any of the Target, or any of the assets owned or used by Target, is subject; and

                            (ii)     no officer, director, agent, or employee of Target is subject to any Order that prohibits such officer, director, agent, or employee from engaging in or continuing any conduct, activity, or practice relating to the business of Target.

                    (c)     Except as set forth in Schedule 3.12:

                      (i)     Target is, and at all times since inception has been, in full compliance with all of the terms and requirements of each Order to which it, or any of the assets owned or used by it, is or has been subject;

                             (ii)     no event has occurred or circumstance exists that may constitute or result in (with or without notice or lapse of time) a violation of or failure to comply with any term or requirement of any Order to which Target, or any of the assets owned or used by Target is subject; and

                            (iii)     Target has not received, at any time since inception, any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding any actual, alleged, possible, or potential violation of, or failure to comply with, any term or requirement of any Order to which Target, or any of the assets owned or used by Target, is or has been subject.

      3.13     Contracts; No Defaults.

                   (a)     Schedule 3.13 contains a complete and accurate list of:

                     (i)     each Contract that involves performance of services or delivery of goods or materials by Target of an amount or value in excess of $10,000;

                          (ii)      each Contract that involves performance of services or delivery of goods or materials to Target of an amount or value in excess of $10,000;

                          (iii)     each Contract that was not entered into in the Ordinary Course of Business and that involves expenditures or receipts of Target in excess of $10,000;

                          (iv)    each lease, rental or occupancy agreement, license, installment and conditional sale agreement, and other Contract affecting the ownership of, leasing of, title to, use of, or any leasehold or other interest in, any real or personal property (except personal property leases and installment and conditional sales agreements having a value per item or aggregate payments of less than $10,000 and with terms of less than one year);

                         (v)     each licensing agreement or other Contract with respect to patents, trademarks, copyrights, or other intellectual property, including agreements with current or former employees, consultants, or contractors regarding the appropriation or the non-disclosure of any of the Intellectual Property Assets;

                          (vi)     each collective bargaining agreement and other Contract to or with any labor union or other employee representative of a group of employees;

                         (vii)     each joint venture, partnership, and other Contract (however named) involving a sharing of profits, losses, costs, or liabilities by Target with any other Person;

                         (viii)     each Contract containing covenants that in any way purport to restrict the business activity of Target or any Affiliate of Target or limit the freedom of Target or any Affiliate of Target to engage in any line of business or to compete with any Person;

                         (ix)     each Contract providing for payments to or by any Person based on sales, purchases, or profits, other than direct payments for goods;

                          (x)     each power of attorney that is currently effective and outstanding;

                         (xi)     each Contract entered into other than in the Ordinary Course of Business that contains or provides for an express undertaking by Target to be responsible for consequential damages;

                        (xii)     each Contract for capital expenditures in excess of $10,000;

                       (xiii)     each written warranty, guaranty, or other similar undertaking with respect to contractual performance extended by Target other than in the Ordinary Course of Business; and (xiv) each amendment, supplement, and modification (whether oral or written) in respect of any of the foregoing.

     Schedule 3.13 sets forth reasonably complete details concerning such Contracts, including the parties to the Contracts and the amount of the remaining commitment of the Target under the Contracts.

               (b)     Except as set forth in Schedule 3.13:

                         (i)     no officer, director or shareholder who was in excess of five percent (5%) of the capital stock of the Target (and no Related Person of the foregoing) has nor may it acquire any rights under, any Contract that relates to the business of, or any of the assets owned or used by, Target; and

                         (ii)     no officer, director, agent, employee, consultant, or contractor of Target is bound by any Contract that purports to limit the ability of such officer, director, agent, employee, consultant, or contractor to (A) engage in or continue any conduct, activity, or practice relating to the business of Target, or (B) assign to Target or to any other Person any rights to any invention, improvement, or discovery.

           (c)     Except as set forth in Schedule 3.13, each Contract identified or required to be identified in Schedule 3.13 is in full force and effect and is valid and enforceable in accordance with its terms.

               (d)     Except as set forth in Schedule 3.13:

                         (i)     Target is, and at all times since inception has been, in full compliance with all applicable terms and requirements of each Contract under which Target has or had any obligation or liability or by which Target or any of the assets owned or used by such Target is or was bound;

                         (ii)     each other Person that has or had any obligation or liability under any Contract under which Target has or had any rights is, and at all times since inception has been, in full compliance with all applicable terms and requirements of such Contract;

                         (iii)     no event has occurred or circumstance exists that (with or without notice or lapse of time) may contravene, conflict with, or result in a violation or breach of, or give Target or any other Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Contract; and

                              (iv)     Target has not given to or received from any other Person, at any time since inception, any notice or other communication (whether oral or written) regarding any actual, alleged, possible, or potential violation or breach of, or default under, any Contract.

               (e)     There are no renegotiations of, attempts to renegotiate or outstanding rights to renegotiate any material amounts paid or payable to Target under current or completed Contracts with any Person and no such Person has made written demand for such renegotiation.

       3.14     Insurance.

                    (a)     On or before Closing, Target will deliver to Buyer:

                              (i)     true and complete copies of all policies of insurance to which Target is a party or under which Target, or any director of Target, is or has been covered at any time since inception;

                              (ii)     true and complete copies of all pending applications for policies of insurance; and

                              (iii)     any statement by the auditor of Target's financial statements with regard to the adequacy of such entity's coverage or of the reserves for claims.

                   (b)     Schedule 3.14 describes:

                              (i)     any self-insurance arrangement by or affecting Target, including any reserves established thereunder;

                              (ii)     any contract or arrangement, other than a policy of insurance, for the transfer or sharing of any risk by Target; and

                              (iii)     all obligations of the Target to third parties with respect to insurance (including such obligations under leases and service agreements) and identifies the policy under which such coverage is provided.

                    (c)     Except as set forth on Schedule 3.14:

                              (i)     All policies to which Target is a party or that provide coverage to Target, or any director or officer of Target:

                                       (A)     shall be valid, outstanding, and enforceable;

                                        (B)     shall be issued by an insurer that is financially sound and reputable;

                                       (C)     taken together, shall provide adequate insurance coverage for the assets and the operations of the Target for all risks normally insured against by a Person carrying on the same business or businesses as Target;

                                        (D)     shall be sufficient for compliance with all Legal Requirements and Contracts to which Target is a party or by which any of them is bound;

                                        (E)     shall continue in full force and effect following the consummation of the Merger; and

                                (F)     shall not provide for any retrospective premium adjustment or other experience-based liability on the part of Target.

                        (ii)     As of Closing, Target has not received (A) any refusal of coverage or any notice that a defense will be afforded with reservation of rights, or (B) any notice of cancellation or any other indication that any insurance policy is no longer in full force or effect or will not be renewed or that the issuer of any policy is not willing or able to perform its obligations thereunder.

                       (iii)     The Target shall have paid all premiums due, and have otherwise performed all of its respective obligations, under each policy to which Target is a party or that provides coverage to Target or any director thereof.

                        (iv)     The Target shall give notice to the insurer of all claims that may be insured thereby.

       3.15     Environmental Matters.

     Except as disclosed in Schedule 3.15, Target (i) is currently in compliance with all applicable environmental laws, and has obtained all permits and other authorizations needed to operate its facilities, (ii) has not violated any applicable environmental law, (iii) is unaware of any present requirements of any applicable environmental law which is due to be imposed upon it which will increase its cost of complying with the environmental laws, (iv) all past on-site generation, treatment, storage and disposal of waste, including hazardous waste, by Target has been done in compliance with the currently applicable environmental laws; and (v) all past off-site treatment, storage and disposal of waste, including hazardous waste, generated by Target has been done in compliance with the currently applicable environmental laws. As used in this Agreement, the terms (i) "Environmental Laws" include but are not limited to any federal, state or local law, statute, charter or ordinance, and any rule, regulation, binding interpretation, binding policy, permit, order, court order or consent decree issued pursuant to any of the foregoing, which pertains to, governs or otherwise regulates any of the following activities, and (ii) "Waste," "Hazardous Substance," and "Hazardous Waste" include any substance defined as such by any applicable environmental law.

       3.16     Employees.

               (a)     Schedule 3.16 contains a complete and accurate list of the following information for each employee or director of Target, including each employee on leave of absence or layoff status; employer; name; job title; current compensation paid or payable; vacation accrued; and service credited for purposes of vesting and eligibility to participate under Target's pension, retirement, profit-sharing, thrift-savings, deferred compensation, stock bonus, stock option, cash bonus, employee stock ownership (including investment credit or payroll stock ownership), severance pay, insurance, medical, welfare, or vacation plan, employee pension benefit plan or employee welfare benefit plan, or any other employee benefit plan or any plan for directors.

               (b)     No employee or director of Target is a party to, or is otherwise bound by, any agreement or arrangement, including any confidentiality, noncompetition, or proprietary rights agreement, between such employee or director and any other Person ("Proprietary Rights Agreement") that in any way adversely affects or will affect (i) the performance of his duties as an employee or director of the Target, or (ii) the ability of Target to conduct its business, including any Proprietary Rights Agreement with the Target by any such employee or director.

               (c)     Schedule 3.16 also contains a complete and accurate list of the following information for each retired employee or director of the Target, or their dependents, receiving benefits or scheduled to receive benefits in the future: name, pension benefit, pension option election, retiree medical insurance coverage, retiree life insurance coverage, and other benefits.

       3.17     Labor Relations; Compliance.

     Since inception, Target has not been and is not a party to any collective bargaining or other labor Contract. Target has complied in all respects with all Legal Requirements relating to employment, equal employment opportunity, nondiscrimination, immigration, wages, hours, benefits, collective bargaining, the payment of social security and similar taxes, occupational safety and health, and plant closing. Target is not liable for the payment of any compensation, damages, taxes, fines, penalties, or other amounts, however designated, for failure to comply with any of the foregoing Legal Requirements.

       3.18     Intellectual Property.

              (a)     Intellectual Property Assets. The term "Intellectual Property Assets" includes:

                           (i)     Target's name, all fictional business names, trading names, registered and unregistered trademarks, service marks, and applications (collectively, "Marks");

                          (ii)     all patents, patent applications, and inventions and discoveries that may be patentable (collectively, "Patents");

                         (iii)     all copyrights in both published works and unpublished works (collectively, "Copyrights");

                   (iv)     all rights in mask works (collectively, "Rights in Mask Works"); and (v) all know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints (collectively, "Trade Secrets"); owned, used, or licensed by Target as licensee or licensor.

           (b)     Agreements. Schedule 3.18 contains a complete and accurate list and summary description, including any royalties paid or received by the Target, of all Contracts relating to the Intellectual Property Assets to which Target is a party or by which Target is bound, except for any license implied by the sale of a product and perpetual, paid-up licenses for commonly available software programs with a value of less than $10,000 under which Target is the licensee. There are no outstanding and no threatened disputes or disagreements with respect to any such agreement.

               (c)     Know-How Necessary for the Business.

                  (i)     The Intellectual Property Assets are all those necessary for the operation of the Target's business as it is currently conducted or as reflected in the business plan given to Buyer by Target. Target is the owner of all right, title, and interest in and to each of the Intellectual Property Assets, free and clear of all Security Interests, equities or other adverse claims, and has the right to use without payment to a third party all of the Intellectual Property Assets.

                  (ii)     Except as set forth in Schedule 3.18, all former and current employees of Target have executed written Contracts with Target that assign to Target all rights to any inventions, improvements, discoveries, or information relating to the business of Target. No employee of Target has entered into any Contract that restricts or limits in any way the scope or type of work in which the employee may be engaged or requires the employee to transfer, assign, or disclose information concerning his work to anyone other than the Target.

           (d)     Patents.

                (i)     Schedule 3.18 contains a complete and accurate list and summary description of all Patents. Target is the owner of all right, title, and interest in and to each of the Patents, free and clear of all liens, security interests, charges, encumbrances, and other adverse claims.

                (ii)     All of the issued Patents are currently in compliance with formal legal requirements (including payment of filing, examination, and maintenance fees and proofs of working or use), are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the Closing Date.

               (iii)     No Patent has been or is now involved in any interference, reissue, reexamination, or opposition proceeding.

               (iv)     All products made, used, or sold under the Patents have been marked with the proper patent notice.

           (e)     Trademarks.

               (i)     Schedule 3.18 contains a complete and accurate list and summary description of all Marks. Target is the owner of all right, title, and interest in and to each of the Marks, free and clear of all liens, security interests, charges, encumbrances, equities, and other adverse claims.

               (ii)     All Marks that have been registered with the United States Patent and Trademark Office are currently in compliance with all formal legal requirements (including the timely post-registration filing of affidavits of use and incontestability and renewal applications), are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the Closing Date.

              (iii)     No Mark has been or is now involved in any opposition, invalidation, or cancellation.

              (iv)     All products and materials containing a Mark bear the proper federal registration notice where permitted by law.

           (f)     Copyrights.

               (i)     Schedule 3.18 contains a complete and accurate list and summary description of all Copyrights. Target is the owner of all right, title, and interest in and to each of the Copyrights, free and clear of all liens, security interests, charges, encumbrances, equities, and other adverse claims.

              (ii)     All the Copyrights have been registered and are currently in compliance with formal legal requirements, are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the date of Closing.

              (iii)     All works encompassed by the Copyrights have been marked with the proper copyright notice.

           (g)     Trade Secrets.

                (i)     With respect to each Trade Secret, the documentation relating to such Trade Secret is current, accurate, and sufficient in detail and content to identify and explain it and to allow its full and proper use without reliance on the knowledge or memory of any individual.

                            (ii)     The Target has taken all reasonable precautions to protect the secrecy, confidentiality, and value of their Trade Secrets.

                           (iii)     Target has good title and an absolute (but not necessarily exclusive) right to use the Trade Secrets. The Trade Secrets are not part of the public knowledge or literature, and, to Target’s Knowledge, have not been used, divulged, or appropriated either for the benefit of any Person (other than the Target) or to the detriment of the Target. No Trade Secret is subject to any adverse claim or has been challenged or threatened in any way.

       3.19     Certain Payments.

     Since inception, neither Target nor any director, officer, agent, or employee of Target, or other Person associated with or acting for or on behalf of Target, has directly or indirectly (a) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback, or other payment to any Person, private or public, regardless of form, whether in money, property, or services (i) to obtain favorable treatment in securing business, (ii) to pay for favorable treatment for business secured, (iii) to obtain special concessions or for special concessions already obtained, for or in respect of Target or any Affiliate of Target, or (iv) in violation of any Legal Requirement, (b) established or maintained any fund or asset that has not been recorded in the books and records of the Target.

       3.20     Relationships With Related Persons.

     Except as set forth in Schedule 3.20, no Related Person of Target has, or since inception of the Target has had, any interest in any property (whether real, personal, or mixed and whether tangible or intangible), used in or pertaining to the Target's business. No Related Person of Target is, or since inception of the Target has owned (of record or as a beneficial owner) an equity interest or any other financial or profit interest in, a Person that has (i) had business dealings or a material financial interest in any transaction with Target, or (ii) engaged in competition with Target with respect to any line of the products or services of Target (a "Competing Business") in any market presently served by Target except for less than one percent of the outstanding capital stock of any Competing Business that is publicly traded on any recognized exchange or in the over-the-counter market. Except as set forth in Schedule 3.20, no Related Person of Target is a party to any Contract with, or has any claim or right against, Target.

       3.21     Brokers' Fees.

     Other than as set forth in Schedule 3.21, Target has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

       3.22     Tax Treatment.

     Neither the Target nor any of its Affiliates has taken or agreed to take any action, or is aware of any fact or circumstance, that would prevent the Merger from qualifying as a reorganization within the meaning of Section 368 of the Internal Revenue Code (a "368 Reorganization"). The Target operates at least one significant historic business line, or owns at least a significant portion of its historic business assets, in each case within the meaning of Treasury Regulation 1.368 -1(d).

       3.23     Disclosure.

               (a)     The Target PPM will comply with the Securities Act in all material respects. The Target PPM will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they will be made, not misleading; provided, however, that the Target makes no representation or warranty with respect to any information that the Buyer and the Transitory Subsidiary will supply specifically for use in the Target PPM.

              (b)     No representation or warranty of Target in this Agreement omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances in which they were made, not misleading.

              (c)     No notice given pursuant to Section 9.8 will contain any untrue statement or omit to state a material fact necessary to make the statements therein or in this Agreement, in light of the circumstances in which they were made, not misleading.

4.   REPRESENTATIONS AND WARRANTIES OF THE BUYER AND THE TRANSITORY SUBSIDIARY AND THE MAJOR BUYER SHAREHOLDERS.

     The Buyer, the Transitory Subsidiary and each of the Major Buyer Shareholders represent and warrant to the Target that the statements contained in this Section 4 are correct and complete as of the date of this Agreement and will be correct and complete (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 4), except as set forth in the Disclosure Schedule. The Disclosure Schedule will be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Section 4:

       4.1     Organization.

     The Buyer and the Transitory Subsidiary are, and will as of the Closing Date be, corporations duly organized, validly existing, and in good standing under the laws of the jurisdiction of their respective incorporations.

       4.2     No Brokers' Fees.

     Neither the Buyer nor the Transitory Subsidiary have any liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Target could become liable or obligated.

       4.3     Buyer's Securities.

             (a)     The entire authorized capital stock of the Buyer consists of 200,000,000 Buyer Shares, $.00001 par value per share, of which 6,690,000 Buyer Shares are issued and outstanding and none are held in treasury as of the date of execution of this Agreement;

             (b)     Schedule 4.3 sets forth a complete and accurate list of all shareholders of Buyer, indicating the number and class of Buyer Shares held by each shareholder;

             (c)     all of the issued and outstanding Buyer Shares have been duly authorized and are validly issued, fully paid, and nonassessable;

             (d)     the Buyer Securities to be delivered at Closing pursuant to Section 2 have been duly authorized and are validly issued, fully paid, and non-assessable;

             (e)     Buyer only has one class of common stock which is not divided into series, and the Buyer Shares to be delivered at the Closing to the Target Shareholders will represent not less than ninety percent (90%) of the outstanding Buyer Shares as of the Closing Date, excluding the 2.5 million Buyer Shares that will be cancelled pursuant to the Stock Purchase Agreement attached as Exhibit C;

             (f)     except as may be disclosed in Schedule 4.3, there are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights or contracts or commitments that could require Buyer to issue, sell, or otherwise cause to become outstanding any of its capital stock, and there are no outstanding authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to Buyer (collectively, "Buyer Derivative Securities"); and

             (g)     as of the Closing, there shall not be any issued Buyer Derivative Securities and any Buyer Derivative Securities not exercised prior to the Closing shall be cancelled and rendered null and void.

       4.4     Limited Business Conducted.

     Since inception, Buyer has conducted no business, sales or marketing activities nor generated any revenue other than from the sale of a single home during 2008.

       4.5     Undisclosed Liabilities.

     Neither Buyer nor Transitory Subsidiary will have any liability (whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due) as of the Closing.

       4.6     Authorization of Transaction.

     The Buyer and the Transitory Subsidiary have full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform their respective obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Buyer and the Transitory Subsidiary, enforceable in accordance with its terms and conditions.

       4.7     Disclosure.

     Any information supplied by the Buyer for inclusion in the Target PPM and any filing made by Buyer with the SEC regarding the Merger will comply with the Securities Act and Securities Exchange Act, as applicable, in all material respects. Such disclosures will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they will be made, not misleading; provided, however, that the Buyer and the Transitory Subsidiary make no representation or warranty with respect to any information that the Target will supply specifically for use in any SEC filings.

       4.8     Filings with the SEC.

            (a)     Buyer has delivered or otherwise made available to Target true and complete copies of (i) the Buyer's annual report on Form 10-K for its fiscal year ended January 31, 2008, (ii) the Buyer’s quarterly reports on Form 10-Q for its fiscal quarters ended October 31, 2008, July 31, 2008 and April 30, 2008, (iii) its proxy or information statements relating to meetings of, or actions taken without a meeting by, the shareholders of the Buyer held since April 20, 2007, and (iv) all of its other reports, statements, schedules and registration statements (and all exhibits, attachments, schedules and appendixes filed with the foregoing) filed with the SEC since April 20, 2007 (the documents referred to in this Section 4.8, collectively, the "Buyer SEC Documents"). Except as disclosed in Schedule 4.8, the Buyer and Buyer’s officers and directors have timely filed all forms, reports and documents required to be filed by the Buyer pursuant to any relevant securities statutes, regulations and rules. None of the Buyer's Subsidiaries is subject to the periodic reporting requirements of the Securities Exchange Act or is otherwise required to file any forms, reports or registration statements with the SEC, any state or local securities regulatory agency.

            (b)     As of its filing date, each Buyer SEC Document complied, and each such Buyer SEC Document filed subsequent to the date hereof will comply, as to form in all material respects with the applicable requirements of the Securities Act and the Securities Exchange Act, as the case may be.

            (c)     As of its filing date (or, if amended or superseded by a filing prior to the date hereof, on the date of such filing), each Buyer SEC Document filed did not, and each such Buyer SEC Document filed subsequent to the date hereof and prior to the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

       4.9     Financial Statements.

     The Buyer has filed a Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2008 (the "Most Recent Fiscal Quarter End") and an Annual Report on Form 10-K for the fiscal year ended January 31, 2008. The financial statements included in or incorporated by reference into these Buyer SEC Documents (including the related notes and schedules) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby and present fairly the financial condition of the Buyer as of the indicated dates and the results of operations of the Buyer for the indicated periods; provided, however, that the interim statements are subject to normal year-end adjustments.

       4.10     Books and Records.

     The books and records of the Buyer, in all material respects, (i) have been maintained in accordance with good business practices on a basis consistent with prior years, (ii) state in reasonable detail the material transactions and dispositions of the assets of the Buyer and (iii) accurately and fairly reflect the basis for the consolidated financial statements of the Buyer filed with the Buyer SEC Documents. The Buyer has (i) designed and maintains disclosure controls and procedures (as defined in the Securities Exchange Act) to ensure that material information relating to the Buyer is made known to management of the Buyer by others within those entities, in a timely manner, and that no changes are required at this time, and (ii) designed and maintains a system of internal control over financial reporting sufficient to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements, including that (A) transactions are executed in accordance with management's general or specific authorization; and (B) transactions are recorded as necessary (x) to permit preparation of consolidated financial statements in conformity with GAAP and (y) to maintain accountability of the assets of the Buyer. The management of the Buyer has disclosed, based on its most recent evaluation, to the Buyer's auditors and the Buyer's Board of Directors (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Buyer's ability to record, process, summarize and report financial data and have identified for the Buyer's auditors any material weaknesses in internal controls and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Buyer's internal controls. A summary of any such disclosure made by management to the Buyer's auditors and Board is set forth on Schedule 4.10. There have been no significant changes in the Buyer's internal controls or in other factors that could significantly affect the Buyer's internal controls, or any significant deficiencies or material weaknesses in such internal controls requiring corrective actions.

       4.11     No Contravention.

     Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction,

judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which either the Buyer or the Transitory Subsidiary is subject or any provision of the charter or bylaws of either the Buyer or the Transitory Subsidiary or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which either the Buyer or the Transitory Subsidiary is a party or by which it is bound or to which any of its assets is subject. Other than in connection with the provisions of the Nevada Business Corporation Act, the Securities Exchange Act, the Securities Act, and the state securities laws, neither the Buyer nor the Transitory Subsidiary needs to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

       4.12     Reporting Company Status.

     Buyer files reports with the SEC pursuant to Section 12(g) of the Securities Exchange Act. The Buyer has a duly filed all material and documents required to be filed pursuant to all reporting obligations under either Section 13(a) or 12(g) of the Exchange Act.

       4.13     No Injunctions.

     Neither Buyer, nor any of its present officers or present directors have, during the past five (5) years, been the subject of any injunction, cease and desist order, assurance of discontinuance, suspension or restraining order, revocation or suspension of a license to practice a trade, occupation or profession, denial of an application to obtain or renew same, any stipulation or consent to desist from any act or practice, any disciplinary action by any court or administrative agency, nor has Buyer or any of its present officers or present directors knowingly violated any state or federal laws regulating the offering and sale of securities.

       4.14     Antitakeover Statutes and Rights Agreement; Dissenters Rights.

     The provisions of Sections 78.378 – 78.3793 and 78.411 – 78.444 of the Nevada Business Corporation Act do not apply to this Agreement, the Merger, or any of the transactions contemplated hereby and no other antitakeover or similar statute or regulation applies or purports to apply to any such transactions. No other "control share acquisition," "fair price," "moratorium" or other antitakeover laws or regulations enacted under U.S. state or federal laws apply to this Agreement, the Merger, or any of the transactions contemplated hereby. In addition, there are no available dissenters or appraisal rights for Buyer Security holders for the Merger or the transactions contemplated by this agreement.

       4.15     Absence of Certain Changes.

     Since the Most Recent Fiscal Quarter End, Buyer has conducted no operations and, except as disclosed to the Target in writing prior to the date hereof, there has not been:

               (a)     any event, occurrence, development or state of circumstances or facts that has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on Buyer;

               (b)     any declaration, setting aside or payment of any dividend or other distribution with respect to any shares of capital stock of Buyer, or any repurchase, redemption or other acquisition by Buyer of any outstanding shares of capital stock or other securities of, or other ownership interests in, Buyer;

               (c)     any split, combination or reclassification of any capital stock of the Buyer or any issuance or the authorization of any issuance of any securities of the Buyer;

              (d)     any amendment of any material term of any outstanding security of Buyer;

              (e)     any change in any method of accounting or accounting principles or practice by Buyer, except for any such change required by reason of a concurrent change in GAAP or Regulation S-X under the Securities Exchange Act; or

              (f)     any contract, agreement, arrangement or understanding by Buyer to do any of the things described in the preceding clauses (a) through (e).

       4.16     Compliance with Laws and Court Orders.

     Buyer is and has been in compliance with, and is not under investigation with respect to and has not been threatened to be charged with or given notice of any violation of, any applicable law, rule, regulation, judgment, injunction, order or decree, except for violations that would not reasonably be expected to be material to Buyer.

       4.17     Tax Treatment.

     Neither Buyer nor any of its Affiliates has taken or agreed to take any action, or is aware of any fact or circumstance, that would prevent the Merger from qualifying as a 368 Reorganization.

       4.18     Litigation.

     Except as set forth in Schedule 4.18, there is no action, suit, investigation or proceeding (or any basis therefore) pending against, or threatened against or affecting, Buyer, any present or former officer, director or employee of Buyer or any Person for whom Buyer may be liable or any of its properties before any court or arbitrator or before or by any governmental body, agency or official, domestic, foreign or supranational, that, if determined or resolved adversely in accordance with the plaintiff's demands, would reasonably be expected to be material to Buyer or that in any manner challenges or seeks to prevent, enjoin, alter or materially delay the Merger or any of the other transactions contemplated hereby.

       4.19     Agreements, Contracts and Commitments.

     Neither Buyer nor any other party to a Buyer Contract (as defined below) is in breach, violation or default under, and Buyer has not received written notice that it has breached, violated or defaulted under, any of the terms or conditions of any of the agreements, contracts or commitments to which Buyer is a party or by which they are bound (any such agreement, contract or commitment, a "Buyer Contract"), except for breaches, violations or defaults that, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on Buyer.

       4.20     Taxes.

               (a)     Except as set forth in Schedule 4.20, the Buyer has filed or caused to be filed (on a timely basis since inception of the Buyer) all Tax Returns that are or were required to be filed by or with respect to it, either separately or as a member of a group of companies, pursuant to applicable Legal Requirements. Buyer has delivered to Target copies of all such Tax Returns filed since inception of the Buyer. The Buyer has paid all taxes that have become due pursuant to those Tax Returns or otherwise, or pursuant to any assessment received by Buyer, except such taxes, if any, as are listed in Schedule 4.20 and are being contested in good faith and as to which adequate reserves have been provided in the Buyer financial statements included in the Buyer SEC Documents.

               (b)     The charges, accruals, and reserves with respect to taxes on the books of Buyer are adequate and are at least equal to Buyer's liability for taxes, other than the penalties set forth on

Schedule 4.20, which if assessed against Buyer following the Closing shall be the sole responsibility of Major Buyer Shareholders to pay in full. All taxes that Buyer is or was required by Legal Requirements to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the proper Governmental Body or other Person.

               (c)     All Tax Returns filed by (or that include on a consolidated basis) Buyer are true, correct, and complete. There is no tax sharing agreement that will require any payment by Buyer after the date of this Agreement.

       4.21     Relationships With Related Persons.

     Except as set forth in Schedule 4.21, no Related Person of Buyer has, or since inception of the Buyer has had, any interest in any property (whether real, personal, or mixed and whether tangible or intangible), used in or pertaining to the Buyer's business. No Related Person of Buyer is, or since inception of the Buyer has owned (of record or as a beneficial owner) an equity interest or any other financial or profit interest in, a Person that has (i) had business dealings or a material financial interest in any transaction with Buyer or is owned by Buyer, or (ii) engaged in competition with Buyer with respect to any line of the products or services of Buyer (a "Buyer Competing Business") in any market presently served by Buyer except for less than one percent of the outstanding capital stock of any Buyer Competing Business that is publicly traded on any recognized exchange or in the over-the-counter market. Except as set forth in Schedule 4.21, no Related Person of Buyer is a party to any Contract with, or has any claim or right against, Buyer.

       4.22     Disclosure.

              (a)     No representation or warranty of Buyer, Transitory Subsidiary or Major Buyer Shareholders in this Agreement omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances in which they were made, not misleading.

              (b)     No notice given pursuant to Section 9.8 will contain any untrue statement or omit to state a material fact necessary to make the statements therein or in this Agreement, in light of the circumstances in which they were made, not misleading.

5.   COVENANTS.

     The Parties agree as follows with respect to the period from and after the execution of this Agreement.

       5.1     General.

     Each of the Parties will use its best efforts to take all action and to do all things necessary in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Section 6 below).

       5.2     Notices and Consents.

     The Target will give any notices to third parties, and will use its best efforts to obtain any third party consents, that the Buyer may request in connection with the matters referred to in Section 3.4 above.

       5.3     Regulatory Matters and Approvals.

     Each of the Parties will give any notices to, make any filings with, and use its best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with the matters referred to in Section 3.4 and Section 4.11 above. Without limiting the generality of the foregoing:

             (a)     Securities Act, Securities Exchange Act, and State Securities Laws. Buyer and the Target will mutually prepare and file with the SEC any filings required under the Securities Exchange Act relating to the Merger. The filing Party in each instance will use its best efforts to respond to the comments of the SEC thereon and will make any further filings (including amendments and supplements) in connection therewith that may be necessary. The Buyer will provide the Target, and the Target will provide the Buyer, with whatever information and assistance in connection with the foregoing filings that the filing Party may request. The Target will take all actions that may be necessary under state securities laws in connection with the offering and issuance of the Buyer Securities.

             (b)     Target Special Meeting. The Target will call a special meeting of its shareholders (the "Target Special Meeting"), or if permitted will obtain a Consent in Lieu of Meeting, as soon as practicable to consider and vote upon the adoption of this Agreement and the approval of the Merger in accordance with the Washington Business Corporation Act. The Target will mail the Target PPM to its shareholders as soon as practicable. The Target PPM will contain the affirmative recommendation of the board of directors of the Target in favor of the adoption of this Agreement and the approval of the Merger. Target shall use its best efforts and in good faith shall solicit the favorable vote by or consent of its shareholders concerning this Agreement and the Articles of Merger.

              (c)     Buyer Special Board Meeting. The Buyer will call a special meeting of its Board of Directors, or if permitted will obtain a Consent in Lieu of Meeting, as soon as practicable to approve this Agreement and the Merger.

              (d)     Buyer Special Meeting. The Buyer will call a special meeting of its shareholders (the "Buyer Special Meeting"), or if permitted will obtain a Consent in Lieu of Meeting, as soon as practicable to approve the change of Buyer’s name to Iveda Corporation and a 1:2 reverse stock split.

              (e)     Buyer Information. Buyer shall furnish to Target all information concerning Buyer and Transitory Subsidiary required to be included in the Target PPM.

              (f)     Blue Sky Laws. Target shall comply with all applicable state securities laws relating to the distribution of Buyer Securities to holders of Target Securities pursuant to this Agreement.

       5.4     Operation of Business.

     Neither the Target, nor the Buyer nor its Subsidiaries shall engage in any practice, take any action, or enter into any transaction outside the Ordinary Course of Business. Without limiting the generality of the foregoing:

              (a)     other than as set forth in this Agreement, neither the Target, nor the Buyer nor its Subsidiaries will authorize or effect any change in its charter or bylaws;

              (b)     other than as set forth in this Agreement, neither the Target, nor the Buyer nor its Subsidiaries will grant any options, warrants, or other rights to purchase or obtain any of its capital stock or issue, sell, or otherwise dispose of any of its capital stock (except upon the conversion or exercise of options, warrants, and other rights currently outstanding and except for the grant by Target of options issued pursuant to Target's existing stock option plan);

              (c)     neither the Target, nor the Buyer nor its Subsidiaries will declare, set aside, or pay any dividend or distribution with respect to its capital stock (whether in cash or in kind), or, other than as set forth in this Agreement, redeem, repurchase, or otherwise acquire any of its capital stock;

              (d)     neither the Target, nor the Buyer nor its Subsidiaries will issue any note, bond, or other debt security or create, incur, assume, or guarantee any indebtedness for borrowed money or capitalized lease obligation outside the Ordinary Course of Business;

              (e)     neither the Target, nor the Buyer nor its Subsidiaries will impose any Security Interest upon any of its assets outside the Ordinary Course of Business;

              (f)     neither the Target, nor the Buyer nor its Subsidiaries will make any capital investment in, make any loan to, or acquire the securities or assets of any other Person outside the Ordinary Course of Business; and

              (g)     other than as set forth in this Agreement, neither the Target, nor the Buyer nor its Subsidiaries will commit to any of the foregoing.

       5.5     Full Access.

     Each of the Parties will (and will cause each of its Subsidiaries to) permit representatives of the other Party to have full access to all premises, properties, personnel, books, records (including tax records), contracts, and documents of or pertaining to it and its Subsidiaries. Each of the Parties will treat and hold as such any Confidential Information it receives from the other Party in the course of the reviews contemplated by this Section 5.5, will not use any of the Confidential Information except in connection with this Agreement, and, if this Agreement is terminated for any reason whatsoever, agrees to return to the other Party all tangible embodiments (and all copies) thereof which are in its possession as obtained from the other Party.

       5.6     Notice of Developments.

     Each Party will give prompt written notice to the others of any material adverse development causing a breach of any of its own representations and warranties in Section 3 and Section 4 above. No disclosure by any Party pursuant to this Section 5.6, however, shall be deemed to amend or supplement the Disclosure Schedule or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.

       5.7     Exclusivity.

     The Target will not solicit, initiate, or encourage the submission of any proposal or offer from any Person relating to the acquisition of all or substantially all of the capital stock or assets of the Target (including any acquisition structured as a merger, consolidation, or share exchange); provided, however, that the Target, and its directors and officers will remain free to participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing to the extent their fiduciary duties may require. The Target shall notify the Buyer immediately if any Person makes any proposal, offer, inquiry, or contact with respect to any of the foregoing.

6.    CONDITIONS TO OBLIGATION TO CLOSE.

       6.1     Conditions to Obligation of the Buyer and the Transitory Subsidiary.

     The obligation of the Buyer and the Transitory Subsidiary to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

              (a)     this Agreement and the Merger shall have received the Requisite Shareholder Approval and the number of Dissenting Shares shall not exceed one percent (1%) of the number of outstanding Target Shares and Target Preferred Shares on an aggregate basis;

              (b)     the Target shall have procured all of the third party consents specified in Section 5.2 above;

              (c)     the representations and warranties set forth in Section 3 above shall be true and correct in all material respects at and as of the Closing Date;

              (d)     the Target shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

              (e)     no action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, (C) affect adversely the right of the Target to own the capital stock of the Surviving Corporation and to control the Surviving Corporation, or (D) affect adversely the right of the Surviving Corporation to own its assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

              (f)     the Major Buyer Shareholders shall have sold 5,000,000 Buyer Shares to Target as provided in the Stock Purchase Agreement attached hereto as Exhibit C;

              (g)     the Target shall have delivered to the Buyer and the Transitory Subsidiary a certificate to the effect that each of the conditions specified above in Sections 6.1(a) -(f) is satisfied in all respects;

              (h)     the Buyer and the Transitory Subsidiary shall have received the resignations, effective as of the Closing, of each director and officer of the Target other than those set forth in the Articles of Merger as directors and officers of the Surviving Corporation;

              (i)     all actions to be taken by the Target in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be satisfactory in form and substance to the Buyer and the Transitory Subsidiary.

The Buyer and the Transitory Subsidiary may waive any condition specified in this Section 6.1 if they execute a writing so stating at or prior to the Closing.

       6.2     Conditions to Obligation of the Target.

     The obligation of the Target to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

              (a)     the representations and warranties set forth in Section 4 above shall be true and correct in all material respects at and as of the Closing Date;

              (b)     each of the Buyer and the Transitory Subsidiary shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

               (c)     no action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, (C) affect adversely the right of the Target to own the capital stock of the Surviving Corporation and to control the Surviving Corporation, or (D) affect adversely the right of the Surviving Corporation to own its assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

              (d)     immediately prior to the Closing and following completion of the 1:2 reverse stock split, there shall not be greater than 845,000 shares of Common Stock, issued and outstanding of Buyer, and there shall not be any Buyer Derivative Securities outstanding.

              (e)     Buyer shall have no assets, liabilities or contingent liabilities as of the Closing Date;

              (f)     Buyer and Buyer’s officers and directors shall be current on all filings with the SEC required under the Securities Exchange Act;

              (g)     Buyer shall have adopted a stock option plan in the form attached hereto as Exhibit B with substantially similar terms to the existing Target stock option plan and shall have authorized warrants to purchase both preferred and common stock with substantially similar terms as the Target Warrants;

              (h)     Buyer shall have filed all Tax Returns that are or were required to be filed by or with respect to it, either separately or as a member of a group of companies, pursuant to applicable Legal Requirements, since inception of Buyer;

              (i)     each of the Buyer and the Transitory Subsidiary shall have delivered to the Target a certificate to the effect that each of the conditions specified above in Sections 6.2(a) -(h) is satisfied in all respects;

              (j)     this Agreement and the Merger shall have received the Requisite Shareholder Approval and the number of Dissenting Shares shall not exceed one percent (1%) of the number of outstanding Target Shares and Target Preferred Shares on an aggregate basis;

              (k)     the Target shall have received the resignations, effective as of the Closing, of each director and officer of Buyer and of the Transitory Subsidiary; and

              (l)     all actions to be taken by the Buyer and the Transitory Subsidiary in connection with consummation of the transactions contemplated hereby and all certificates, instruments, and other documents required to effect the transactions contemplated hereby will be satisfactory in form and substance to the Target.

The Target may waive any condition specified in this Section 6.2 if it executes a writing so stating at or prior to the Closing.

7.    INDEMNIFICATION.

       7.1     Indemnification.

        Each of the Major Buyer Shareholders agrees to indemnify and hold Target and its officers,

directors, and affiliates, including but not limited to Buyer and the Surviving Corporation (the “Indemnitees”) harmless against all claims, losses, liabilities, damages, deficiencies, costs and expenses, including reasonable attorneys' fees and expenses of investigation (hereinafter individually a “Loss” and collectively “Losses”) incurred by Target, its officers, directors, or affiliates (including Buyer and the Surviving Corporation) directly or indirectly as a result of (i) any inaccuracy or breach of a representation or warranty of such Major Buyer Shareholder contained in this Agreement, (ii) any failure of such Major Buyer Shareholder to perform or comply with any covenant contained in this Agreement, or (iii) any failure of Buyer or any of the Major Buyer Shareholders to comply with all Legal Requirements in connection with Buyer's private offerings of securities prior to the Closing Date. The representations, warranties and covenants made by each Major Buyer Shareholder in this Agreement shall survive for a period expiring on the date that is twenty-four (24) months following the Closing (the "Survival Date") and any action for a breach of a Major Buyer Shareholder's representations or warranties, the failure of a Major Buyer Shareholder to comply with a covenant hereunder or any Loss under this Section 7.1 must be made and filed by the Survival Date. Any claim for a breach of a Major Buyer Shareholder's representations or warranties, the failure of a Major Buyer Shareholder to comply with a covenant hereunder or any Loss under this Section 7.1 which is not made and filed by an Indemnitee prior to the Survival Date shall, from and after the Survival Date, be deemed to have been waived by such Indemnitee and rendered null and void and of no further force and effect.

       7.2     Warranty of No Claims.

     Buyer and Major Buyer Shareholders hereby represent and warrant, that to the best of their knowledge and belief, there is no known past condition or set of facts relating to the executive officers and directors of Buyer which will give rise to any claims, demands, obligations, actions or causes of action, of any nature whatsoever, which a party may now have, or which may hereafter accrue or otherwise be acquired, arising out of tort, contract, securities, or other theories of liability related to the duties and obligations imposed upon the executive officers and directors of Buyer.

       7.3     Indemnity Procedure.

     Within 15 days after service upon an indemnified party of a summons or other first legal process in connection with the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; the omission to notify the indemnifying party will relieve it from any liability which it may have to any indemnified party under this Section (but not otherwise) if the indemnifying party proves that it has been materially prejudiced by such omission. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in and, to the extent that it may wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

       7.4     Payment.

     Each Loss that the Major Buyer Shareholders are liable to indemnify for pursuant to this Section 7 shall be paid by reducing the amount then owed by Target to the Major Buyer Shareholders under the Stock Purchase Agreement attached as Exhibit C dollar for dollar for each Loss. In the event that the no amounts are then owed to Major Buyer Shareholders under the Stock Purchase Agreement, or in the event that the amount of a Loss is in excess of the amounts then owed to Major Buyer Shareholders under the Stock Purchase Agreement, the amount of the Loss shall be paid in cash to the indemnified party by the Major Buyer Shareholders.

8.   TERMINATION.

       8.1     Termination of Agreement.

     Any of the Parties may terminate this Agreement with the prior authorization of its board of directors (whether before or after shareholder approval) as provided below:

              (a)     the Parties may terminate this Agreement by mutual written consent at any time prior to the Effective Time;

              (b)     the Buyer and the Transitory Subsidiary may terminate this Agreement by giving written notice to the Target at any time prior to the Effective Time (A) in the event the Target has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, the Buyer or the Transitory Subsidiary has notified the Target of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach or (B) if the Closing shall not have occurred on or before February 28, 2009, by reason of the failure of any condition precedent under Section 6.1 hereof (unless the failure results primarily from the Buyer or the Transitory Subsidiary breaching any representation, warranty, or covenant contained in this Agreement);

              (c)     the Target may terminate this Agreement by giving written notice to the Buyer and the Transitory Subsidiary at any time prior to the Effective Time (A) in the event the Buyer or the Transitory Subsidiary has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, the Target has notified the Buyer and the Transitory Subsidiary of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach or (B) if the Closing shall not have occurred on or before February 28, 2009, by reason of the failure of any condition precedent under Section 6.2 hereof (unless the failure results primarily from the Target breaching any representation, warranty, or covenant contained in this Agreement) or (C) if the number of Dissenting Shares exceeds one percent (1%) of the number of outstanding Target Shares and Target Preferred Shares on an aggregate basis; or

              (d)     any Party may terminate this Agreement by giving written notice to the other Parties at any time after the Target Special Meeting in the event this Agreement and the Merger fail to receive the Requisite Shareholder Approval.

       8.2     Effect of Termination.

     If any Party terminates this Agreement pursuant to Section 8.1 above, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party (except for any liability of any Party then in breach).

9.   MISCELLANEOUS.

       9.1     Survival.

     Each of the representations, warranties, and covenants of the Parties shall survive the Effective Time by two years.

       9.2     Press Releases and Public Announcements.

     No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the other Parties; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use its best efforts to advise the other Party prior to making the disclosure).

       9.3     No Third-Party Beneficiaries.

     This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns; provided, however, that the provisions in Section 2 above concerning payment of the Merger Consideration are intended for the benefit of the Target Securityholders.

       9.4     Entire Agreement.

     This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

       9.5     Succession and Assignment.

     This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Parties.

       9.6     Counterparts.

     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

       9.7     Headings.

     The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

       9.8     Notices.

     All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

If to the Target:	IntelaSight, Inc.
1201 S. Alma School Rd.
Suite 4450
Mesa, AZ 85210
Attn: David Ly

Copy to:	Stephen R. Boatwright, Esq.
Keller Rohrback, PLC
3101 North Central Avenue, Suite 1400

Phoenix, Arizona 85012-2600

If to the Buyer:	Charmed Homes Inc.
60 Mount Kidd Point S.E.
Calgary, Alberta
T2Z 3C5
Attn: Ian Quinn

Copy to:	Conrad C. Lysiak, Esq.
601 West First Avenue, Suite 903
Spokane, Washington 99201

If to the Transitory Subsidiary:	Charmed Homes Subsidiary, Inc.
60 Mount Kidd Point S.E.
Calgary, Alberta
T2Z 3C5
Attn: Ian Quinn

Copy to:	Conrad C. Lysiak, Esq.
601 West First Avenue, Suite 903
Spokane, Washington 99201

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

       9.9     Governing Law.

     This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nevada.

       9.10     Amendments and Waivers.

     The Parties may mutually amend any provision of this Agreement at any time prior to the Effective Time with the prior authorization of their respective boards of directors; provided, however, that any amendment effected subsequent to shareholder approval will be subject to the restrictions contained in the Washington Business Corporation Act and Nevada Business Corporation Act. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by all of the Parties. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

       9.11     Severability.

     Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

       9.12     Expenses.

     Each of the Parties will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

       9.13     Construction.

     The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context otherwise requires. The word “including” shall mean including without limitation.

       9.14     Incorporation of Exhibits and Schedules.

     The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

       9.15    Separate Counsel.

     Each of the parties warrant and confirm that Keller Rohrback, PLC has only represented Target in connection with this Agreement and the transactions referenced herein or contemplated hereby. Keller Rohrback has not represented any of the Buyer, Transitory Subsidiary, or Major Buyer Shareholders. Buyer and Transitory Subsidiary were represented by Conrad Lysiak, Esq. The parties stipulate and agree that, in entering into this Agreement, they have relied upon the advice and representation of counsel and other advisors selected by them or have waived the right to do so. Each of the Buyer, Transitory Subsidiary and Major Buyer Shareholders particularly stipulate and agree that they and their counsel and advisors have not received and are not relying on any representations or warranty from any person or entity retained or employed by Target in connection with their entry into this Agreement.

[Signature Page Follows]

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

CHARMED HOMES INC.

By:   IAN QUINN
        Ian Quinn, CEO

CHARMED HOMES SUBSIDIARY, INC.

By:   IAN QUINN
        Ian Quinn, CEO

INTELASIGHT, INC.

By:   DAVID LY
        David Ly, CEO

MAJOR BUYER SHAREHOLDERS

IAN QUINN
Ian Quinn

KEVIN LIGGINS
Kevin Liggins

APPENDIX C

INTELASIGHT, INC. DBA
IVEDA SOLUTIONS
(A WASHINGTON CORPORATION)

FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2008 (Unaudited) AND 2007

INTELASIGHT, INC. DBA
IVEDA SOLUTIONS
(A WASHINGTON CORPORATION)
TABLE OF CONTENTS
YEARS ENDED DECEMBER 31, 2008 (UNAUDITED) AND 2007

INTELASIGHT, INC. DBA
IVEDA SOLUTIONS
(A WASHINGTON CORPORATION)
BALANCE SHEETS
DECEMBER 31, 2008 (UNAUDITED) AND 2007

	2008	2007
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$355,001	$41,344

Accounts Receivable	51,470	20,497
Advances	-	213

Prepaid Expenses	13,056	4,554

Total Current Assets	419,527	66,608

PROPERTY AND EQUIPMENT

Office Equipment	87,049	75,560

Furniture and Fixtures	22,712	13,948

Software	36,634	16,244

Leased Equipment	208,709	3,813

Leasehold Improvements	34,495	9,562

Total Property and Equipment	389,599	119,127

Less: Accumulated Depreciation	99,021	50,037

Property and Equipment, Net	290,578	69,090

OTHER ASSETS
Deferred Income Taxes	558,370	558,370

Deposits	64,230	2,293

Total Assets	$1,332,705	$696,361

See accompanying Notes to Financial Statements.

(2)

	2008	2007
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Current Portion of Capital Lease Obligations	$65,000	$1,043
Notes Payable	-	100,000
Accounts Payable	53,648	45,573
Billings in Excess of Costs and Estimated Earnings on
Uncompleted Contracts	8,946	12,805
Accrued Expenses	29,677	47,898
Total Current Liabilities	157,271	207,319

LONG-TERM LIABILITIES
Capital Lease Obligations, Net of Current Portion	102,640	2,725
Deferred Rent	40,568

Total Liabilities	$300,479	$210,044

STOCKHOLDERS' EQUITY
Common Stock	8,733	4,810
Preferred Stock	-	853
Additional Paid-In Capital	3,244,426	1,353,088
Subscription Receivable	(4,411)	(4,411)
Accumulated Deficit	(2,216,522)	(868,023)
Total Stockholders' Equity	1,032,226	486,317

Total Liabilities and Stockholders' Equity	$1,332,705	$696,361

(3)

INTELASIGHT, INC. DBA
IVEDA SOLUTIONS
(A WASHINGTON CORPORATION)
STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 2008 (UNAUDITED) AND 2007

	2008	2007
REVENUE
Equipment and Installation Sales	$176,325	$234,585
Monitoring Services	367,098	309,674
Total Revenue	543,423	544,259

OPERATING EXPENSES	1,861,827	1,008,084

LOSS FROM OPERATIONS	(1,318,404)	(463,825)

INTEREST EXPENSE	(30,095)	(1,164)

LOSS BEFORE BENEFIT FOR INCOME TAXES	(1,348,499)	(464,989)

BENEFIT FOR INCOME TAXES	0	182,670

NET LOSS	$(1,348,499)	$(282,319)

BASIC LOSS PER SHARE	$(0.20)	$(0.04)

DILUTED LOSS PER SHARE	$(0.17)	$(0.04)

See accompanying Notes to Financial Statements.

(4)

INTELASIGHT, INC. DBA
IVEDA SOLUTIONS
(A WASHINGTON CORPORATION)
STATEMENTS OF STOCKHOLDERS’ EQUITY
YEARS ENDED DECEMBER 31, 2008 (UNAUDITED) AND 2007

	Common Stock *		Preferred Stock *		Additional Paid-In Capital		Subscription	Accumulated
	Shares	Amount	Shares	Amount	Common	Preferred	Receivable	Deficit	Total

BALANCE AT DEC. 31, 2006	6,150,000	6,150	785,011	785	72,289	972,905	(5,834)	(585,704)	460,591

							1,423
Stock Relinquished	(1,423,002)	(1,423)	-	-	-	-		-	-
							-
Stock Based Compensation	-	-	-	-	29,209	-		-	29,209
Stock Options Exercised	82,745	83	-	-	8,192	-	-	-	8,275
Net Loss	-	-	-	-	-	-	-	(282,319)	(282,319)
Preferred Stock Issued	-	-	68,264	68	-	274,932	-	-	275,000
Costs of Capital	-	-	-	-	-	(4,439)	-	-	(4,439)

BALANCE AT DEC. 31, 2007	4,809,743	$4,810	853,275	$853	$109,690	$1,243,398	$(4,411)	$(868,023)	$486,317

Original issuance adjustment	180,000	$180							180

Stock Based Compensation	-	-	-	-	41,890	-	-	-	41,890
Net Loss	-	-	-	-	-	-	-	(1,348,499)	(1,348,499)
Preferred converted to Common	1,307,347	1,307	(853,275)	(853)	1,243,398	(1,243,398)	-	-	454
Notes. converted to Common	848,214	848			574,147				574,995
Common Stock issued	1,629,000	1,629			1,468,493				1,470,122
Costs of Capital	-	-	-	-	(193,264)	-	-	-	(193,264)

BALANCE AT DEC. 31, 2008	8,774,304	$8,774	-	$-	$3,244,354	$-	$(4,411)	$(2,216,522)	$1,032,195

* There are 40,000,000 and 10,000,000 authorized shares of common and preferred stock, respectively.

See accompanying Notes to Financial Statements.

(5)

INTELASIGHT, INC. DBA
IVEDA SOLUTIONS
(A WASHINGTON CORPORATION)
STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2008 AND 2007

	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss	$(1,348,499)	$(282,319)
Adjustments to Reconcile Net Loss to Net Cash
Used by Operating Activities
Depreciation	48,984	24,735
Stock Compensation	41,890	29,209
Deferred Tax Benefit	-	(182,670)
(Increase) Decrease in Operating Assets:
Accounts Receivable	(30,973)	20,118
Advances	213	(213)
Prepaid Expense	(8,502)	1,440
Deposits	(61,937)	-

Accounts Payable	8,075	8,803
Accrued Expenses	(18,221)	9,968
Deferred Rent	40,568
Billings in Excess of Costs and Estimated Earnings on
Uncompleted Contracts	(3,859)	12,805
	(1,332,261)	(358,124)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Property and Equipment	(65,576)	(24,582)
Net Cash Used by Investing Activities	(65,576)	(24,582)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Short-Term Borrowings		100,000
Note Payable converted to Common	(100,000)
Payments on Capital Lease Obligations	(40,648)	(45)
Preferred Stock Issued		270,561
Common Stock Issued	1,852,142	8,275
Net Cash Provided by Financing Activities	1,711,494	378,791

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	313,657	(3,915)

Cash and Cash Equivalents - Beginning of Year	41,344	45,259

CASH AND CASH EQUIVALENTS - END OF YEAR	$355,001	$41,344

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Interest Paid	$30,095	$1,164
Property and Equipment Purchased via Capital Lease	$204,896	$3,813

See accompanying Notes to Financial Statements.

(6)

INTELASIGHT, INC. DBA
IVEDA SOLUTIONS
(A WASHINGTON CORPORATION)
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2008 (UNAUDITED) AND 2007

NOTE 1     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations
IntelaSight, Inc. dba Iveda Solutions (“Iveda” or the "Company”) began operations January 24, 2005. The Company installs monitoring equipment, primarily for security purposes, and provides monitoring services to a variety of businesses and organizations throughout the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company generated net losses of ($1,348,499) and ($282,319) for the years ended December 31, 2008 and 2007.

Basis of Accounting
The Company’s financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America.

The financial information for 2008 is unaudited but reflects all adjustments, consisting only of normal recurring accruals, which are, in the opinion of the Company’s management, necessary for a fair statement of the results for the period presented. The 2008 financial information is subject to adjustment upon completion of an audit of the Company's 2008 financial information.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Revenue and Expense Recognition
Revenues from monitoring services are recognized when the services are provided. Expenses are recognized as incurred.

Revenues from fixed-price equipment installation contracts are recognized on the percentage-of-completion method. The percentage completed is measured by the percentage of costs incurred to date to estimated total costs for each contract. This method is used because management considers expended costs to be the best available measure of progress on these contracts. Because of inherent uncertainties in estimating costs and revenues, it is at least reasonably possible that the estimates used will change.

Contract costs include all direct material, subcontractors, labor costs, and equipment costs and those indirect costs related to contract performance. General and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability may result in revisions to costs and income and are recognized in the period in which the revisions are determined. Changes in estimated job profitability resulting from job performance, job conditions, contract penalty

(7)

INTELASIGHT, INC. DBA
IVEDA SOLUTIONS
(A WASHINGTON CORPORATION)
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2008 (UNAUDITED) AND 2007

provisions, claims, change orders, and settlements are accounted for as changes in estimates in the current period. Profit incentives are included in revenues when their realization is reasonably assured. Claims are included in revenues when realization is probable and the amount can be reliably estimated.

The liability, "Billings in excess of costs and estimated earnings on uncompleted contracts," represents billings in excess of revenues recognized.

Concentrations
Revenues from two customers represented approximately 17% and 13% of total revenues for the year ended December 31, 2007. No other customers represented greater than 10% of total revenues in 2008 or 2007. The accounts receivable from these contracts were $-0-and $0 as of December 31, 2008 and 2007, respectively.

Cash and Cash Equivalents
For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Accounts Receivable
The Company provides an allowance for doubtful collections which is based upon a review of outstanding receivables, historical collection information and existing economic conditions. Receivables past due more than 120 days are considered delinquent. Delinquent receivables are written off based on individual credit valuation and specific circumstances of the customer. As of December 31, 2008 and 2007, no allowance for uncollectible accounts was deemed necessary.

Property and Equipment
Property and equipment are stated at cost. Depreciation is computed primarily using the straight-line method over the estimated useful lives of three to seven years. Expenditures for routine maintenance and repairs are charged to expense as incurred. Depreciation expense for the years ended December 31, 2008 and 2007 was $48,984 and $24,735, respectively.

Income Taxes
Deferred income taxes are recognized in the financial statements for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts based on enacted tax laws and statutory tax rates. Temporary differences arise from depreciation and net operating losses. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable for the year and the change during the year in deferred tax assets and liabilities.

In June 2006, the FASB issued FIN 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 (FIN 48), which clarifies the accounting for uncertainty in tax positions. FIN 48 requires financial statement recognition of the impact of

(8)

INTELASIGHT, INC. DBA
IVEDA SOLUTIONS
(A WASHINGTON CORPORATION)
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2008 (UNAUDITED) AND 2007

a tax position, if that position is more likely than not to be sustained on examination, based on the technical merits of the position. The provisions of FIN 48 will be effective for financial statements issued for fiscal years beginning after December 31, 2007, with adjustment to opening retained deficit. The company currently estimates no adjustment is necessary under the provisions of FIN 48.

Sales Tax
The Company is liable for sales taxes in Arizona and California. Sales tax invoiced to customers is recorded as a liability on the Company’s financial statements.

Stock-Based Compensation
On January 1, 2006, the Company adopted the fair value recognition provisions of SFAS No. 123R, Share-Based Payment, which requires the recognition of an expense related to the fair value of stock-based compensation awards. The Company elected the modified prospective transition method as permitted by SFAS No. 123R. Under this transition method, stock-based compensation expense for the years ended December 31, 2008 and 2007 includes compensation expense for stock-based compensation granted on or after the date SFAS 123R was adopted based on the grant-date fair value estimated in accordance with the provisions of SFAS No. 123R. The Company recognizes compensation expense on a straight-line basis over the requisite service period of the award. The fair value of stock-based compensation awards granted prior to, but not yet vested as of December 31, 2008 were estimated using the “minimum value method” as prescribed by original provisions of SFAS No. 123, Accounting for Stock-Based Compensation, therefore, no compensation expense is recognized for these awards in accordance with SFAS No. 123R. The Company recognized $41,890 and $29,209 of stock-based compensation expense for the years ended December 31, 2008 and 2007, respectively.

Fair Value of Financial Instruments
The recorded amounts of cash, trade receivables, accounts payable and notes payable approximate their fair values.

New Accounting Standards
In September 2006, the FASB issued SFAS 157, “Fair Value Measurements,” to increase consistency and comparability in fair value measurements by defining fair value, establishing a framework for measuring fair value in generally accepted accounting principles, and expanding disclosures about fair value measurements. SFAS 157 emphasizes that fair value is a market-based measurement, not an entity-specific measurement. It clarifies the extent to which fair value is used to measure recognized assets and liabilities, the inputs used to develop the measurements, and the effect of certain measurements on earnings for the period. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is applied on a prospective basis. On February 6, 2008, the FASB announced it will issue a FASB Staff Position (FSP) to allow a one-year deferral of adoption of SFAS 157 for nonfinancial assets and nonfinancial liabilities that are recognized at fair value on a nonrecurring basis. The FSP will also amend SFAS 157 to exclude SFAS 13, “Accounting for Leases,” and its related interpretive accounting pronouncements. The FSP is expected to be issued in the

(9)

INTELASIGHT, INC. DBA
IVEDA SOLUTIONS
(A WASHINGTON CORPORATION)
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2008 (UNAUDITED) AND 2007

near future. The Company has reviewed the requirements of this standard and does not anticipate any impact on the Company’s 2008 financial statements.

In December 2007, the FASB issued SFAS 141(revised 2007), “Business Combinations,” to increase the relevance, representational faithfulness, and comparability of the information a reporting entity provides in its financial reports about a business combination and its effects. SFAS 141R replaces SFAS 141, “Business Combinations” but, retains the fundamental requirements of SFAS 141 that the acquisition method of accounting be used and an acquirer be identified for all business combinations. SFAS 141R expands the definition of a business and of a business combination and establishes how the acquirer is to: (1) recognize and measure in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree; (2) recognize and measure the goodwill acquired in the business combination or a gain from a bargain purchase; and (3) determine what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. SFAS 141R is applicable to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, and is to be applied prospectively. Early adoption is prohibited. The Company has not yet determined the effect, if any, that the adoption of SFAS 141R will have on the Company’s financial statements.

In December 2007, the FASB issued SFAS 160, “Noncontrolling Interests in Consolidated Financial Statements – an amendment of ARB No. 51,” to improve the relevance, comparability, and transparency of the financial information a reporting entity provides in its consolidated financial statements. SFAS 160 amends ARB 51 to establish accounting and reporting standards for noncontrolling interests in subsidiaries and to make certain consolidation procedures consistent with the requirements of SFAS 141R. It defines a noncontrolling interest in a subsidiary as an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. SFAS 160 changes the way the consolidated income statement is presented by requiring consolidated net income to include amounts attributable to the parent and the noncontrolling interest. SFAS 160 establishes a single method of accounting for changes in a parent’s ownership interest in a subsidiary which do not result in deconsolidation. SFAS 160 also requires expanded disclosures that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners of a subsidiary. SFAS 160 is effective for financial statements issued for fiscal years beginning on or after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited. SFAS 160 shall be applied prospectively, with the exception of the presentation and disclosure requirements which shall be applied retrospectively for all periods presented. The Company has not yet determined the effect, if any, that the adoption of SFAS 160 will have on the Company’s financial statements.

NOTE 2     COSTS, ESTIMATED EARNINGS AND BILLINGS ON CONTRACTS IN PROCESS

	2008	2007
Costs Incurred on Uncompleted Projects	$-	$24,082
Estimated Gross Profit	-	5,431
Contract Revenues Earned	-	29,513
Less: Billings to Date	8,946	42,318
Total	$(8,946)	$(12,805)

(10)

INTELASIGHT, INC. DBA
IVEDA SOLUTIONS
(A WASHINGTON CORPORATION)
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2008 (UNAUDITED) AND 2007

Reported in the accompanying balance sheets as follows:
	2008	2007
Billings in Excess of Costs and Estimated
Earnings on Uncompleted Contracts	(8,946)	(12,805)
Total	$(8,946)	$(12,805)

NOTE 3     NOTES PAYABLE

In the fourth quarter of 2007, the Company borrowed $100,000 for use in operations. The principal and interest (charged at 10%) was payable in a single payment in December 2008. The note holder had the right to convert the unpaid principal and interest to common stock at $0.50 per share. The note was converted to common stock in 2008.

NOTE 4     OBLIGATIONS UNDER CAPITAL LEASES

In 2007, the Company became the lessee of certain computer equipment under capital leases extending through 2010. The assets and liabilities under the capital leases are recorded at the lower of the present value of the minimum lease payments or the fair value of the assets. The assets are depreciated over their estimated useful lives. The computer and office equipment has been recorded in the accompanying financial statements of $208,709 and accumulated depreciation of $21,549 at December 31, 2008. The leases have an imputed interest rate of 8% to 25%.

Future minimum lease payments under the capital leases as of December 31, 2008 for each of the remaining years are as follows:

Year Ending December 31,
2009	$86,821
2010	86,740
2011	30,344

Total Minimum Lease Payments	203,905
Less: Interest	36,265

Total Principal	167,640
Less: Current Portion	65,000
Long-Term Capital Lease	$102,640

NOTE 5     OPERATING LEASES

The Company leased its office facilities under a non-cancelable operating lease expiring January 31, 2008. During January 2008, the Company relocated and entered into a non-cancelable operating lease expiring August 15, 2011 that requires minimum monthly payments ranging from $8,098 to $9,015. Rent expense was $81,177 and $31,828 for the years ended December 31, 2008 and 2007, respectively.

(11)

INTELASIGHT, INC. DBA
IVEDA SOLUTIONS
(A WASHINGTON CORPORATION)
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2008 (UNAUDITED) AND 2007

Future minimum lease payments under these leases are as follows:

Year Ending December 31,

2009	100,542
2010	104,203
2011	66,848

Total	$271,593

NOTE 6     SERIES A AND A-1 CONVERTIBLE PREFERRED STOCK

In 2007, the Company completed an offering of 853,275 shares of $.001 par value, Series A and A-1 Preferred Stock at $0.94 and $4.028 per share respectively. The Company’s Series A Preferred stockholders, at any time, have the right to convert their stock into common stock shares on a 1:1 basis, adjusted for specific items defined in the Purchase Agreement. The Preferred Stock has liquidation preferences over the other outstanding securities of the Company. In 2008 all Preferred Stock was converted to 1,307,347 shares of Common Stock.

NOTE 7     STOCK OPTION PLAN

In 2008, the Company established a stock option plan (the "Plan") in which options to purchase the common stock of the Company may be awarded to employees and consultants. The Company has reserved 2,000,000 shares of common stock for issuance under the plan.

Stock options may be granted as either incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or as options not qualified under Section 422 of the Code. All options are issued with an exercise price at or above 100 percent of the fair market value of the common stock on the date of the grant as determined by the Company's board of directors. Incentive stock option plan awards of restricted stock are intended to qualify as deductible performance-based compensation under Section 162(m) of the Code. Incentive Stock Option awards of unrestricted stock are not designed to be deductible to the Company under Section 162(m). Under the Plan, stock options will terminate on the tenth anniversary date of the grant or earlier if provided in the grant.

The Company has also granted non-qualified stock options to employees and contractors. All non-qualified options are generally issued with an exercise price that may be less than 100 percent of the fair value of the common stock on the date of the grant as determined by the Company's board of directors. Options may be exercised up to ten years following the date of the grant, with vesting schedules determined by the Company upon grant. Options fully vest immediately upon grant through four years after the grant date. Vested options may be exercised up to three months following date of termination of employment. The fair value of options are determined using the Black-Scholes option-pricing model. The estimated fair value of options is recognized as expense on the straight-line basis over the options' vesting periods. The Company has unrecognized stock-based compensation with a weighted-average term of approximately nine years of $68,768 at December 31, 2008.

(12)

INTELASIGHT, INC. DBA
IVEDA SOLUTIONS
(A WASHINGTON CORPORATION)
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2008 (UNAUDITED) AND 2007

Stock option transactions during 2008 and 2007 were as follows:
	2008		2007
		Weighted -		Weighted -
		Average		Average
		Exercise		Exercise
	Shares	Price	Shares	Price
Outstanding at Beginning of Year	406,267	$0.10	653,157	$0.10

Granted	795,712	0.52	93,245	0.10

Exercised	-		(82,745)	0.10

Forfeited or Canceled	(1,000)	0.10	(257,390)	0.10
Outstanding at End of Year	1,200,979	0.38	406,267	0.10

Options Exercisable at Year-End	884,064	0.19	360,686	0.10

Weighted-Average Fair Value of
Options Granted During the Year	$0.44		$0.09

Information with respect to stock options outstanding and exercisable at December 31, 2008 is as follows:

	Options Outstanding			Options Exercisable
	Number	Weighted -		Number
	Outstanding	Average	Weighted -	Exercisable	Weighted -
Range of	at	Remaining	Average	at	Average
Exercise	December 31,	Contractual	Exercise	December 31,	Exercise
Prices	2008	Life	Price	2007	Price
$0.10-1.00	1,200,979	9.1 Years	$0.38	406,267	$0.10

The fair value of each option granted is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions used for options granted.

	2008	2007
Expected Life	10 Years	10 Years
Dividend Yield	0%	0%
Expected Volatility	82%	82%
Risk-Free Interest Rate	3.00%	4.38%

Expected volatility was estimated by using the average volatility of three public companies offering services similar to the Company. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the grant date. The expected life of options is based on the maximum term of the options as the Company lacks historical experience related to pre-vesting termination and exercises.

(13)

INTELASIGHT, INC. DBA
IVEDA SOLUTIONS
(A WASHINGTON CORPORATION)
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2008 (UNAUDITED) AND 2007

NOTE 8     STOCK WARRANTS

The Company issued stock warrants to employees during 2007 and 2006. Warrants may be exercised up to ten years following the date of the grant, with vesting schedules determined by the Company upon issue. Warrants fully vest immediately upon issue through nine years after the issue date. The fair value of warrants are determined using the Black-Scholes option-pricing model. The estimated fair value of warrants is recognized as expense on the straight-line basis over the warrants’ vesting periods. The Company has unrecognized stock-based compensation with a weighted-average term of approximately nine years of $4,554 at December 31, 2008.

Stock warrant transactions for 2008 and 2007 were as follows:
	2008		2007
		Weighted -		Weighted -
		Average		Average
		Redemption		Redemption
	Shares	Price	Shares	Price
Outstanding at Beginning of Year	509,278	$0.10	268,947	$0.10
Issued	50,000	1.00	240,331	0.10
Outstanding at End of Year	559,278	0.18	509,278	0.10

Warrants Redeemable at End of
Year	509,278	0.12	509,278	0.10
Weighted-Average Fair Value of
Warrants Issued During the Year	$0.85		$0.09

Information with respect to stock options outstanding and exercisable at December 31, 2008 is as follows:

	Warrants Outstanding			Warrants Redeemable
	Number	Weighted -		Number
	Outstanding	Average	Weighted -	Redeemable	Weighted -
Range of	at	Remaining	Average	at	Average
Exercise	December 31,	Contractual	Redemption	December 31,	Redemption
Prices	2008	Life	Price	2007	Price
$ 0.10	509,278	9.3 Years	$ 0.10	509,278	$ 0.10

The fair value of each warrant issued is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions used for warrants issued.

	2008	2007
Expected Life	10 Years	10 Years
Dividend Yield	0%	0%
Expected Volatility	82%	82%
Risk-Free Interest Rate	3.00%	4.38%

(14)

INTELASIGHT, INC. DBA
IVEDA SOLUTIONS
(A WASHINGTON CORPORATION)
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2008 (UNAUDITED) AND 2007

Expected volatility was estimated by using the average volatility of three public companies offering services similar to the Company. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the grant date. The expected life of warrants is based on the maximum term of the warrants as the Company lacks historical experience related to pre-vesting terminations and redemptions.

NOTE 9     INCOME TAXES

The components of the (provision) benefit for income taxes for the years ended December 31 were as follows:

	2008	2007

Deferred Income Tax Benefit	$0	$182,670

Temporary differences between financial statement carrying amounts and the tax basis of assets and liabilities and tax credit and operating loss carryforwards that create deferred tax assets and liabilities are as follows:

	2008	2007
Tax Operating Loss Carryforward	$562,000	$562,000
Accelerated Depreciation	(3,630)	(3,630)
	$558,370	$558,370

The total deferred tax assets in the accompanying balance sheets include the following amounts of deferred tax assets and liabilities:

	2008	2007
Total Deferred Tax Assets	$562,000	$562,000
Total Deferred Tax (Liability)	(3,630)	(3,630)
Deferred Tax Asset	$558,370	$558,370

These amounts have been presented in the Company’s financial statements as follows:

	2008	2007

Noncurrent Deferred Income Tax Asset	$558,370	$558,370

(15)

INTELASIGHT, INC. DBA
IVEDA SOLUTIONS
(A WASHINGTON CORPORATION)
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2008 (UNAUDITED) AND 2007

As of December 31, 2007, the Company has federal net operating loss carryforwards for income tax purposes of approximately $2,700,000 which will begin to expire in 2025. The Company also has Arizona and California net operating loss carryforwards for income tax purposes of approximately $1,800,000 and $900,000 which will begin to expire in 2010. These carryforwards have been utilized in the determination of the deferred income taxes for financial statement purposes. The following table accounts for federal net operating loss carryforwards only.

	Net
Year Ending	Operating	Year of
December 31,	Loss:	Expiration:

2008	$1,381,000	2028

2007	429,000	2027

2006	476,000	2026

2005	414,000	2025

	$2,700,000

The tax provision differs from the expense that would result from applying Federal statutory rates to income before income taxes due to the effect of state income taxes and because certain expenses are deducted for financial reporting that are not deductible for tax purposes.

	2008	2007
Tax Benefit of 34%	$-	$(158,096)
Increase (Decrease) in Income Taxes Resulting from:
State Income Tax Benefit, Net of Federal Tax	-	(37,404)
Nondeductible Expenses	-	12,830
Total	$-	$(182,670)

NOTE 10    RELATED PARTY TRANSACTIONS

The Company owed a shareholder owning 13,412 shares of Series A-1 Preferred stock $4,888 in interest as of December 31, 2007.

During 2007, the Company’s majority shareholder relinquished 1,423,002 shares of common stock to the Company. The shareholder received no consideration for the shares.

NOTE 11    EARNINGS (LOSS) PER SHARE

The following table provides a reconciliation of the numerators and denominators reflected in the basic and diluted earnings per share computations, as required by SFAS No. 128, “Earnings Per Share“ (“EPS”).

(16)

INTELASIGHT, INC. DBA
IVEDA SOLUTIONS
(A WASHINGTON CORPORATION)
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2008 (UNAUDITED) AND 2007

Basic EPS is computed by dividing reported earnings available to stockholders by the weighted average shares outstanding. Diluted EPS also includes the effect of dilutive potential common shares.

	2008	2007
Basic EPS
Net Loss	$(1,348,499)	$(282,319)
Weighted Average Shares	6,744,158	6,589,121
Basic Loss Per Share	$(0.20)	$(0.04)

Diluted EPS
Net Loss	$(1,348,499)	$(282,319)
Basic Weighted Average Shares	6,744,158	6,589,121
Dilutive Effect of Stock Options	1,200,279	632,495

Diluted Weighted Average Shares	7,944,437	7,221,616
Diluted Loss Per Share	$(0.17)	$(0.04)

NOTE 12     SUBSEQUENT EVENTS

On January 8, 2009, Charmed Homes Inc. ("Charmed") entered into a merger agreement (the "Merger Agreement") with Iveda, Charmed Homes Subsidiary, Inc., a Nevada corporation and a wholly owned subsidiary of Charmed ("Merger Sub"), and certain Charmed shareholders.

Under the Merger Agreement, Charmed and Iveda have agreed, subject to the satisfaction or waiver of the closing conditions set forth in the Merger Agreement, to engage in a merger whereby the Merger Sub will merge with and into Iveda, and as a result Iveda will become a wholly-owned subsidiary of Charmed. As part of the merger, Iveda's stock and derivative securities will be exchanged for stock and derivative securities of Charmed at a ratio of one share of Charmed's common stock for each one share held in Iveda immediately prior to the merger closing. As part of the merger, Charmed will change its name to "Iveda Corporation."

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